     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 29, 1996


                                                 SECURITIES ACT FILE NO. 2-89834
                                        INVESTMENT COMPANY ACT FILE NO. 811-4351
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/
                          Pre-Effective Amendment No.                        / /
                        Post-Effective Amendment No. 15                      /X/
                                     and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/
                                Amendment No. 16                             /X/
                        (Check appropriate box or boxes)
                             ---------------------

                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            800 SCUDDERS MILL ROAD
            PLAINSBORO, NEW JERSEY                                08536
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ---------------------

                                   COPIES TO:

           PHILIP L. KIRSTEIN, ESQ.                      COUNSEL FOR THE COMPANY:
        MERRILL LYNCH ASSET MANAGEMENT                         BROWN & WOOD
                P.O. BOX 9011                             ONE WORLD TRADE CENTER
       PRINCETON, NEW JERSEY 08543-9011               NEW YORK, NEW YORK 10048-0557
                                                  ATTENTION: THOMAS R. SMITH, JR., ESQ.
                                                           FRANK P. BRUNO, ESQ.

            IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):
                   /X/ Immediately upon filing pursuant to paragraph (b) / / On (date) pursuant to paragraph (b)

                   / / 60 days after filing pursuant to paragraph (a)(1)


                   / / On (date) pursuant to paragraph (a)(1)


                   / / 75 days after filing pursuant to paragraph (a)(2)


                   / / On (date) pursuant to paragraph (a)(2) of Rule 485.

            IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                   / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                             ---------------------


     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF COMMON STOCK UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON JANUARY 23, 1996.

                             ---------------------


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933



-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                                       AMOUNT     PROPOSED MAXIMUM PROPOSED MAXIMUM   AMOUNT OF
TITLE OF SECURITIES BEING               BEING      OFFERING PRICE     AGGREGATE     REGISTRATION
  REGISTERED                         REGISTERED      PER SHARE      OFFERING PRICE       FEE
-------------------------------------------------------------------------------------------------
Shares of Common Stock (par value
  $.10 per share)..................   6,512,087        $14.17          $289,989         $100
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------



(1) The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940.



(2) The total amount of securities redeemed or repurchased during Registrant's previous fiscal year was 11,656,846 shares of Common Stock.



(3) 5,165,224 of the shares described in (2) above have been used for reduction pursuant to Rule 24e-2(a) or Rule 24f-2(e) under the Investment Company Act of 1940 in previous filings during Registrant's current fiscal year.



(4) 6,491,622 of the shares redeemed during Registrant's previous fiscal year are being used for the reduction of the registration fee in this amendment to the Registration Statement.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      MERRILL LYNCH GLOBAL HOLDINGS, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

                        N-1A
                      ITEM NO.                                        LOCATION
                      --------                                        --------
PART A
Item  1.       Cover Page............................  Cover Page
Item  2.       Synopsis..............................  Fee Table
Item  3.       Condensed Financial Information.......  Financial Highlights; Performance Data
Item  4.       General Description of Registrant.....  Investment Objective and Policies;
                                                         Additional Information
Item  5.       Management of the Fund................  Fee Table; Investment Objective and
                                                         Policies; Portfolio Transactions;
                                                         Management of the Company; Inside
                                                         Back Cover Page
Item  5A.      Management's Discussion of Fund
                 Performance.........................  Not Applicable
Item  6.       Capital Stock and Other Securities....  Cover Page; Additional Information
Item  7.       Purchase of Securities Being
                 Offered.............................  Cover Page; Fee Table; Merrill Lynch
                                                         Select PricingSM System; Purchase of
                                                         Shares; Shareholder Services;
                                                         Additional Information; Inside Back
                                                         Cover Page
Item  8.       Redemption or Repurchase..............  Fee Table; Merrill Lynch Select
                                                       PricingSM System; Shareholder
                                                         Services; Purchase of Shares;
                                                         Redemption of Shares
Item  9.       Pending Legal Proceedings.............  Not Applicable

PART B
Item 10.       Cover Page............................  Cover Page
Item 11.       Table of Contents.....................  Back Cover Page
Item 12.       General Information and History.......  General Information
Item 13.       Investment Objectives and Policies....  Investment Objective and Policies
Item 14.       Management of the Fund................  Management of the Company
Item 15.       Control Persons and Principal Holders
                 of Securities.......................  Management of the Company
Item 16.       Investment Advisory and Other
                 Services............................  Management of the Company; Purchase of
                                                         Shares; General Information
Item 17.       Brokerage Allocation and Other
                 Practices...........................  Portfolio Transactions and Brokerage
Item 18.       Capital Stock and Other Securities....  General Information
Item 19.       Purchase, Redemption and Pricing of
                 Securities Being Offered............  Purchase of Shares; Redemption of
                                                       Shares; Determination of Net Asset
                                                         Value; Shareholder Services; General
                                                         Information
Item 20.       Tax Status............................  Dividends and Distributions; Taxes
Item 21.       Underwriters..........................  Purchase of Shares
Item 22.       Calculation of Performance Data.......  Performance Data
Item 23.       Financial Statements..................  Financial Statements

PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

MARCH 29, 1996


                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800
                            ------------------------


    Merrill Lynch Global Holdings, Inc. (the "Company"), is a diversified, open-end management investment company seeking the highest total investment return consistent with prudent risk through worldwide investment in an internationally diversified portfolio of securities. Total investment return is the aggregate of income and capital value changes. The Company will utilize a fully managed investment policy which permits management of the Company to take a flexible investment approach and vary its policies as to geographic diversification and types of securities based upon its evaluation of changes in economic and market trends throughout the world. Accordingly, investments may be shifted among the various capital markets of the world and among different types of equity, debt and convertible securities depending upon management's outlook with respect to prevailing trends and developments. It is presently contemplated that the Company's assets will be primarily invested in equity securities of companies located in the United States, Japan and Western Europe. For more information on the Company's investment objectives and policies, please see "Investment Objective and Policies" on page 13.



    Pursuant to the Merrill Lynch Select Pricing(SM) System, the Company offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing(SM) System" on page 4.



    Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers which have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100, and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Company's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
         SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
                            ------------------------


    This Prospectus is a concise statement of information about the Company that is relevant to making an investment in the Company. This Prospectus should be retained for future reference. A statement containing additional information about the Company, dated March 29, 1996 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing the Company at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.


                            ------------------------

              MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Company follows:


                                     CLASS A(a)                CLASS B(b)                     CLASS C          CLASS D
                                     ----------   -------------------------------------  ------------------    -------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on
    Purchases (as a percentage of
    offering price)................     5.25%(c)                  None                          None            5.25%(c)
  Sales Charge Imposed on Dividend
    Reinvestments..................      None                     None                          None             None
  Deferred Sales Charge (as a
    percentage of original purchase
    price or redemption proceeds,
    whichever is lower)............      None(d)       4.0% during the first year,       1.0% for one year       None(d)
                                                   decreasing 1.0% annually thereafter
                                                      to 0.0% after the fourth year
  Exchange Fee.....................      None                     None                          None             None
ANNUAL COMPANY OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET
  ASSETS):
  Investment Advisory Fees(e)......     1.00%                     1.00%                        1.00%            1.00%
  12b-1 Fees(f):
    Account Maintenance Fees.......      None                     0.25%                        0.25%            0.25%
    Distribution Fees..............      None                     0.75%                        0.75%             None
                                                   (Class B shares convert to Class D
                                                       shares automatically after
                                                   approximately eight years and cease
                                                   being subject to distribution fees)
  Other Expenses:
    Custodial Fees.................     0.10%                     0.10%                        0.10%            0.10%
    Shareholder Servicing
      Costs(g).....................     0.24%                     0.28%                        0.28%            0.24%
    Other..........................     0.17%                     0.17%                        0.17%            0.17%
                                        -----                     -----                        -----            -----
      Total Other Expenses.........     0.51%                     0.55%                        0.55%            0.51%
                                        -----                     -----                        -----            -----
TOTAL COMPANY OPERATING EXPENSES...     1.51%                     2.55%                        2.55%            1.76%
                                        =====                     =====                        =====            =====


---------------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and certain investment programs. See "Purchase of Shares -- Initial Sales Charge
    Alternatives -- Class A and Class D Shares" -- page 26.


(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" -- page 28.


(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A or Class D purchases of $1,000,000 or more are not subject to an initial sales charge. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 26.


(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year of purchase.


(e) See "Management of the Company -- Advisory and Management
    Arrangements" -- page 23.


(f) See "Purchase of Shares -- Distribution Plans" -- page 32.


(g) See "Management of the Company -- Transfer Agency Services" -- page 24.

EXAMPLE:


                                                                   CUMULATIVE EXPENSES PAID FOR THE
                                                                              PERIOD OF:
                                                                 -------------------------------------
                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                 ------   -------   -------   --------
EXAMPLE:
An investor would pay the following expenses on a $1,000
  investment including the maximum $52.50 initial sales charge
  (Class A and Class D shares only) and assuming (1) the Total
  Company Operating Expenses for each class set forth above,
  (2) a 5% annual return throughout the periods and (3)
  redemption at the end of the period:
     Class A...................................................    $67     $ 98     $131      $223
     Class B...................................................    $66     $ 99     $136      $270*
     Class C...................................................    $36     $ 79     $136      $289
     Class D...................................................    $69     $105     $143      $249

An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
     Class A...................................................    $67     $ 98     $131      $223
     Class B...................................................    $26     $ 79     $136      $270*
     Class C...................................................    $26     $ 79     $136      $289
     Class D...................................................    $69     $105     $143      $249


---------------
* Assumes conversion to Class D shares approximately eight years after purchase.


     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Company will bear directly or indirectly. THE EXAMPLE SET FORTH ABOVE ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND UTILIZES A 5% ANNUAL RATE OF RETURN AS MANDATED BY THE COMMISSION REGULATIONS. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Company's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                    MERRILL LYNCH SELECT PRICING(SM) SYSTEM


     The Company offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing(SM) System is used by more than 50 mutual funds advised by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser") or an affiliate of MLAM, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM which utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds".



     Each Class A, Class B, Class C or Class D share of the Company represents an identical interest in the investment portfolio of the Company and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Company and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Company for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege".


     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Company. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is the most beneficial under his particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares".

--------------------------------------------------------------------------------------------------
                                                ACCOUNT
                                              MAINTENANCE  DISTRIBUTION         CONVERSION
   CLASS            SALES CHARGE(1)               FEE           FEE               FEATURE
--------------------------------------------------------------------------------------------------
     A        Maximum 5.25% initial sales         No            No                  No
                      charge(2)(3)
--------------------------------------------------------------------------------------------------
     B       CDSC for a period of 4 years,       0.25%         0.75%        B shares convert to
              at a rate of 4.0% during the                                D shares automatically
              first year, decreasing 1.0%                                   after approximately
                    annually to 0.0%                                          eight years(4)
--------------------------------------------------------------------------------------------------
     C           1.0% CDSC for one year          0.25%         0.75%                No
--------------------------------------------------------------------------------------------------
     D        Maximum 5.25% initial sales        0.25%          No                  No
                       charge(3)
--------------------------------------------------------------------------------------------------

---------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.


(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors".


(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead will be subject to a 1.0% CDSC for one year. See "Class A" and "Class D" below.



(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Company are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.



Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Company are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Company in a shareholder account are entitled to purchase additional Class A shares of the Company in that account. Other eligible investors include certain retirement plans and participants in certain investment programs. In addition, Class A shares will be offered to Merrill Lynch & Co., Inc. ("ML & Co.")and its subsidiaries (the term "subsidiaries" when used herein with respect to ML & Co. includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and to their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 5.25%, which is reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge, but if the initial sales charge is waived, such purchases will be subject to a 1% CDSC if the shares are redeemed within one year after purchase. Sales charges are also reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares".


Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Company's average net assets attributable to the Class B shares, and a CDSC if they are redeemed within four years of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Company, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Company are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans are modified as described under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares".


Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Company's average net assets attributable to the Class C shares. Class C shares are also subject to a CDSC if they are redeemed within one year of purchase. Although Class C shares are subject to a 1.0% CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Company's Board of Directors and regulatory limitations.


Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Company's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchase will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. The schedule of initial sales charges and reductions for the Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by retirement plans in connection with certain investment programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B". See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares".

     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his particular circumstances.

     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Company after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares -- Limitations on the Payment of Deferred Sales Charges".

                              FINANCIAL HIGHLIGHTS



     The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Company by Deloitte & Touche LLP, independent auditors. Financial statements for the fiscal year ended November 30, 1995, and the independent auditors' report thereon are included in the Statement of Additional Information. Further information about the performance of the Company is contained in the Company's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Company at the telephone number or address on the front cover of this Prospectus.



     The following per share data and ratios have been derived from information provided in the financial statements.



                                                                     CLASS A
                                      ----------------------------------------------------------------------
                                                                                                   FOR THE
                                                                                                 SEVEN-MONTH
                                                                                                   PERIOD
                                                  FOR THE YEAR ENDED NOVEMBER 30,                   ENDED
                                      --------------------------------------------------------     NOV. 30,
                                       1995++      1994++      1993++      1992++       1991        1990
                                      --------    --------    --------    --------    --------   -----------
Increase (Decrease) in Net Asset
  Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period............................  $  12.82    $  13.07    $  11.78    $  10.95    $  10.48    $  10.91
                                      --------    --------    --------    --------    --------    --------
Investment income -- net............       .05         .03         .04         .10         .16         .17
Realized and unrealized gain (loss)
  on investments and foreign
  currency transactions -- net......      1.52         .53        2.07        1.05         .53        (.30)
                                      --------    --------    --------    --------    --------    --------
Total from investment operations....      1.57         .56        2.11        1.15         .69        (.13)
                                      --------    --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income -- net..........      (.01)       (.01)         --        (.10)       (.21)       (.13)
  Realized gain on
    investments -- net..............      (.51)       (.80)       (.82)       (.22)       (.01)       (.17)
                                      --------    --------    --------    --------    --------    --------
Total dividends and distributions...      (.52)       (.81)       (.82)       (.32)       (.22)       (.30)
                                      --------    --------    --------    --------    --------    --------
Net asset value, end of period......  $  13.87    $  12.82    $  13.07    $  11.78    $  10.95    $  10.48
                                      ========    ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.............................     12.92%       4.39%      19.16%      10.67%       6.77%      (1.45)%#
                                      ========    ========    ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS:
Expenses............................      1.51%       1.44%       1.43%       1.49%       1.48%       1.59%*
                                      ========    ========    ========    ========    ========    ========
Investment income (loss) -- net.....       .41%        .23%        .32%       (.19)%      1.31%       2.63%*
                                      ========    ========    ========    ========    ========    ========
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)........................  $327,270    $330,132    $256,203    $166,947    $165,687    $176,898
                                      ========    ========    ========    ========    ========    ========
Portfolio turnover..................     44.64%      40.18%      56.98%      65.93%      63.94%      34.44%
                                      ========    ========    ========    ========    ========    ========


---------------


   * Annualized.
  ** Total investment returns exclude the effects of sales loads.
  ++ Based on average shares outstanding during the period.
   # Aggregate total investment return.

                                                                                CLASS A
                                                            -----------------------------------------------
                                                                     FOR THE YEAR ENDED APRIL 30,
                                                            -----------------------------------------------
                                                              1990         1989         1988         1987
                                                            --------     --------     --------     --------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................  $  11.79     $  12.23     $  16.90     $  14.73
                                                            --------     --------     --------     --------
Investment income -- net..................................       .20          .29          .43          .25
Realized and unrealized gain (loss) on investments
  and foreign currency transactions -- net................       .62          .88        (1.09)        3.49
                                                            --------     --------     --------     --------
Total from investment operations..........................       .82         1.17         (.66)        3.74
                                                            --------     --------     --------     --------
Less dividends and distributions:
  Investment income -- net................................      (.21)        (.34)        (.37)        (.30)
  Realized gain on investments -- net.....................     (1.49)       (1.27)       (3.64)       (1.27)
                                                            --------     --------     --------     --------
Total dividends and distributions.........................     (1.70)       (1.61)       (4.01)       (1.57)
                                                            --------     --------     --------     --------
Net asset value, end of period............................  $  10.91     $  11.79     $  12.23     $  16.90
                                                            ========     ========     ========     ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........................      6.93%       10.99%       (4.43)%      28.50%
                                                            ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................................      1.49%        1.47%        1.31%        1.41%
                                                            ========     ========     ========     ========
Investment income (loss) -- net...........................      1.65%        2.04%        2.90%        1.78%
                                                            ========     ========     ========     ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..................  $187,843     $195,932     $249,736     $356,964
                                                            ========     ========     ========     ========
Portfolio turnover........................................     84.21%      102.77%      109.68%       88.54%
                                                            ========     ========     ========     ========


---------------

   *  Annualized.


   ** Total investment returns exclude the effects of sales loads.


   ++ Based on average shares outstanding during the period.


   #  Aggregate total investment return.

                                                                              CLASS B
                                      ----------------------------------------------------------------------------------------
                                                                                                                      FOR THE
                                                                                             FOR THE                  PERIOD
                                                                                           SEVEN-MONTH    FOR THE     OCT. 21,
                                               FOR THE YEAR ENDED NOVEMBER 30,            PERIOD ENDED   YEAR ENDED  1988+ TO
                                      --------------------------------------------------    NOV. 30,      APRIL 30,  APRIL 30,
                                      1995++     1994++    1993++     1992++      1991        1990          1990       1989
                                      -------   --------   -------    -------    -------  ------------   ----------  ---------
INCREASE (DECREASE) IN NET ASSET
  VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period............................  $ 12.50   $ 12.74    $ 11.62    $ 10.82    $ 10.36    $  10.82      $  11.74    $ 11.29
                                      -------   -------    -------    -------    -------    --------      --------    -------
Investment income (loss) -- net.....     (.08)     (.10)      (.08)      (.03)       .04         .10           .16        .06
Realized and unrealized gain (loss)
  on investments and foreign
  currency transactions -- net......     1.47       .52       2.02       1.05        .54        (.30)          .55        .93
                                      -------   -------    -------    -------    -------    --------      --------    -------
Total from investment operations....     1.39       .42       1.94       1.02        .58        (.20)          .71        .99
                                      -------   -------    -------    -------    -------    --------      --------    -------
Less dividends and distributions:
  Investment income -- net..........       --        --         --         --       (.11)       (.09)         (.14)      (.15)
  Realized gain on
    investments -- net..............     (.51)     (.66)      (.82)      (.22)      (.01)       (.17)        (1.49)      (.39)
                                      -------   -------    -------    -------    -------    --------      --------    -------
Total dividends and distributions...     (.51)     (.66)      (.82)      (.22)      (.12)       (.26)        (1.63)      (.54)
                                      -------   -------    -------    -------    -------    --------      --------    -------
Net asset value, end of period......  $ 13.38   $ 12.50    $ 12.74    $ 11.62    $ 10.82    $  10.36      $  10.82    $ 11.74
                                      =======   =======    =======    =======    =======    ========      ========    =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.............................    11.78%     3.32%     17.87%      9.58%      5.67%      (2.08)%#       5.91%      9.10%#
                                      =======   =======    =======    =======    =======    ========      ========    =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding account
  maintenance and distribution
  fees..............................     1.55%     1.48%      1.46%      1.52%      1.51%       1.63%*        1.53%      1.50%*
                                      =======   =======    =======    =======    =======    ========      ========    =======
Expenses............................     2.55%     2.48%      2.46%      2.52%      2.51%       2.63%*        2.53%      2.50%*
                                      =======   =======    =======    =======    =======    ========      ========    =======
Investment income (loss) -- net.....     (.63)%    (.80)%     (.72)%    (1.19)%      .25%       1.54%*         .65%       .10%*
                                      =======   =======    =======    =======    =======    ========      ========    =======
SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)....................  $44,387   $49,647    $34,241    $22,925    $24,960     $22,623       $16,342     $1,476
                                      =======   =======    =======    =======    =======     =======       =======     ======
Portfolio turnover..................    44.64%    40.18%     56.98%     65.93%     63.94%      34.44%        84.21%    102.77%
                                      =======   =======    =======    =======    =======     =======       =======     ======


---------------

   *  Annualized.


   ** Total investment returns exclude the effects of sales loads.


   +  Commencement of Operations.


   ++ Based on average shares outstanding during the period.


   #  Aggregate total investment return.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)



                                                       CLASS C                               CLASS D
                                           --------------------------------     ----------------------------------
                                            FOR THE        FOR THE PERIOD        FOR THE          FOR THE PERIOD
                                           YEAR ENDED     OCT. 21, 1994+ TO     YEAR ENDED       OCT. 21, 1994+ TO
                                            NOV. 30,           NOV. 30,          NOV. 30,             NOV. 30,
                                             1995++             1994++            1995++               1994++
                                           ----------     -----------------     ----------       -----------------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....    $12.51            $13.08             $12.81              $13.39
                                             ------            ------             ------              ------
Investment (loss) -- net.................      (.08)             (.02)               .02                (.01)
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net....................      1.46              (.55)              1.52                (.57)
                                             ------            ------             ------              ------
Total from investment operations.........      1.38              (.57)              1.54                (.58)
                                             ------            ------             ------              ------
Less dividends and distributions:
  Investment income -- net...............        --                --               (.00)+++              --
  Realized gain on investments -- net....      (.51)               --               (.51)                 --
                                             ------            ------             ------              ------
Total dividends and distributions........      (.51)               --               (.51)                 --
                                             ------            ------             ------              ------
Net asset value, end of period...........    $13.38            $12.51             $13.84              $12.81
                                             ======            ======             ======              ======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......     11.69%            (4.36)%#           12.73%              (4.33)%#
                                             ======            ======             ======              ======
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding account maintenance
  and/or distribution fees...............      1.55%             2.00%*             1.51%               1.98%*
                                             ======            ======             ======              ======
Expenses.................................      2.55%             3.00%*             1.76%               2.23%*
                                             ======            ======             ======              ======
Investment income (loss) -- net..........      (.63)%           (1.31)%*             .18%               (.67)%*
                                             ======            ======             ======              ======
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands).............................    $  376            $  177             $3,459              $1,591
                                             ======            ======             ======              ======
Portfolio turnover.......................     44.64%            40.18%             44.64%              40.18%
                                             ======            ======             ======              ======


---------------

   *   Annualized.

   **  Total investment returns exclude the effects of sales loads.

   +   Commencement of Operations.


   ++  Based on average shares outstanding during the period.


   +++ Amount is less than $.01 per share.

   #   Aggregate total investment return.

                         INTERNATIONAL DIVERSIFICATION

     The Company, utilizing the combined purchasing power of its shareholders' funds, provides the investor with the opportunity to participate with a minimum investment of $1,000 ($100 for retirement plans) in a diversified portfolio of securities in foreign markets which typically would require substantially larger commitments. The Investment Adviser believes that, based upon past performance, an internationally diversified portfolio offers the possibility of a higher expected return than a portfolio comprised of securities from one securities market. The reason for this is that historically the securities markets of many countries have moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation, or negative correlation, in movements of these securities markets occurs, it may reduce risk for the Company's portfolio as a whole. Other advantages include professional management and administrative convenience.


     Investments on an international basis involve certain risks not typically involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial, political and social factors. Since the Company will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Company's assets denominated in that currency and the Company's yield on such assets. The rate of exchange between the dollar and other currencies is determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by the international balance of payments, the level of interest and inflation rates and other economic and financial conditions, government intervention, speculation and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Also, many of the securities held by the Company will not be registered with the Commission nor will the issuers thereof be subject to the reporting requirements of such agency.


     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies. In addition, certain foreign investments may be subject to foreign withholding taxes. See "Additional Information -- Taxes". Foreign financial markets, while generally growing in volume, typically have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays or other problems in settlement could result in temporary periods when assets of the Company are uninvested and no return is earned thereon. The inability of the Company to make intended security purchases due to settlement problems could cause the Company to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Company due to subsequent declines in value of the portfolio security or, if the Company has entered into a contract to sell the security, could result in possible liability to a purchaser. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is generally less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States.


     In addition, investing in Russian securities involves certain particular risks including, among other things, risk of loss arising out of Russia's system of share registration and custody. There is currently no central registration system for securities in Russia and share registration is carried out by the issuers themselves or by registrars located throughout Russia. These registrars are not necessarily subject to an effective system of state regulation and it is possible that through fraud, negligence or even mere oversight, the Company's ownership of shares may be lost. The Company will attempt to ensure that its share ownership is appropriately recorded either itself or through a custodian or other agent; however, there can be no assurance that such oversight or the procedures implemented will adequately protect the Company's ownership rights.


     The Company has made and may continue to make substantial investments in the securities of issuers in lesser developed capital markets. The risks of investment in foreign securities described above tend to be particularly significant when investing in lesser developed capital markets.

     The operating expense ratio of the Company can be expected to be higher than that of an investment company investing exclusively in U.S. securities since the expenses of the Company, such as custodial costs and the advisory fee, are higher.


     Other special considerations are that the Company may invest up to 15% (10% to the extent required by certain state laws) of its total assets in illiquid or otherwise not readily marketable securities and that certain foreign investments may be subject to foreign withholding taxes. In addition, the Company's investment restrictions permit it to borrow money other than for extraordinary or emergency purposes.


                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Company is to seek the highest total investment return consistent with prudent risk through worldwide investment in an internationally diversified portfolio of securities. Total investment return is the aggregate of income and capital value changes. In pursuing this objective, management of the Company will utilize a fully managed investment policy which permits the Company to take a flexible investment approach and vary its policies as to geographic diversification and types of securities based upon its evaluation of economic and market trends throughout the world. Accordingly, investments may be shifted among the various capital markets of the world and among different types of equity, debt and convertible securities depending upon management's outlook with respect to prevailing trends and developments. The investment objective of the Company described in this paragraph is a fundamental policy of the Company and may not be changed without the approval of the holders of a majority of the Company's outstanding voting securities.

     The Company will invest in a diversified international portfolio of securities of companies located throughout the world. While there are no prescribed limits on geographic asset distribution and the Company has the authority to invest in any country in the world, it is expected that the Company's assets will be invested in several countries, primarily the U.S., Japan and Western European nations. The allocation of the Company's assets among the various securities markets of the world will be determined by the Investment Adviser as described under "Management of the Company". In making the allocation of assets among the securities markets, the Investment Adviser will consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Investments on an international basis involve certain risks not typically involved in domestic investments. See "International Diversification". Under certain adverse investment conditions, the Company may restrict the securities markets in which its assets will be invested and may increase the proportion of assets invested in the U.S. securities markets.

     As of the date of this Prospectus, investment emphasis is placed on equity securities (i.e., common stocks) or securities convertible into equities. However, the flexible fully managed investment approach enables the Company to switch its emphasis to debt and convertible securities or non-convertible preferred stocks if, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. The Investment Adviser will determine the emphasis among equity and debt securities, including convertible securities, based upon its evaluation as to the types of securities presently providing the opportunity for the highest total investment return consistent with the Company's investment objective. Accordingly, while investment emphasis is currently on equity securities, substantial portions of the Company's assets may be invested in debt or convertible securities.

     The Company has no established rating criteria for the debt securities in which it may invest. Fixed income investments involve credit risk, which is the risk that an issuer of such securities will not make timely payments of interest or principal. Credit risk is greater in lower-rated securities. Fixed income investments also involve interest rate risk, which is the risk that the value of such an investment may fall when interest rates rise and rise when interest rates fall. In general, fixed income securities with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will fixed income securities with shorter maturities.

     As described above, the Investment Adviser will allocate the Company's assets among the various securities markets of the world. In making these allocations, the Investment Adviser will consider the factors described in the preceding paragraphs in seeking to realize the Company's investment objective. The Company reserves the right, as a temporary defensive measure and to provide for redemptions, to hold cash or cash equivalents (in U.S. dollars or foreign currencies) and short-term securities including money market securities. The Company may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of foreign issuers.


     The Company may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under that Act. However, the Company will not invest more than 15% (10% to the extent required by certain state laws) of its total assets in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale, certain investments in asset-backed and receivable-backed securities and restricted securities, unless the

Company's Board of Directors continuously determines, based on the trading markets for the specific restricted security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations.

     Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Company's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Company to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

HEDGING TECHNIQUES

     The Company may engage in various portfolio strategies to hedge its portfolio against investment, interest rate and currency risks. These strategies include the use of options on portfolio securities, stock index options, stock index futures, financial futures, currency options, currency futures, options on such futures and forward foreign exchange transactions. The Company may enter into such transactions only in connection with its hedging strategies. While the Company's net asset value will continue to fluctuate and no assurance can be given that the Company's hedging transactions will be effective, the Investment Adviser believes that the ability of the Company to engage in these hedging transactions would enhance the Company's ability to reduce the volatility of the net asset value of Company shares. Furthermore, the Company will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity markets, interest rates or currency exchange rates occur. When the Company engages in transactions denominated in foreign currencies, it will be subject to the risks of adverse changes in the exchange rates between such foreign currencies and the U.S. dollar, the currency used to value the Company's assets. Reference is made to the Statement of Additional Information for further information concerning these strategies.

     Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Options, Futures and Currency Transactions"), the Investment Adviser believes that, because the Company will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Company will not subject the Company to the risks frequently associated with the speculative use of options and futures transactions. Tax requirements may limit the Company's ability to engage in the hedging transactions and strategies discussed below.

     Set forth below is a description of the hedging instruments the Company may utilize with respect to investment, interest rate and currency risks.

     Writing Covered Call Options. The Company is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Company, in return for a premium, gives another party a right to buy specified securities owned by the Company at a specified future date and price set at the time of the contract. By writing covered call options, the Company gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Company's ability to sell the underlying security will be limited while the option is in effect unless the Company effects a closing purchase transaction. A closing purchase transaction cancels out the Company's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

     Purchasing Put Options. The Company is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Company has a right to sell the underlying security at the stated exercise price, thus limiting the Company's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Company's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Company will not purchase put options on securities (including stock index options discussed below) if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Company would exceed 5% of the market value of the Company's total assets.

     Stock Index Options and Futures and Financial Futures. The Company is authorized to engage in transactions in stock index options and futures and financial futures and related options on such futures. The Company may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Company invests. Options on indices are similar to options on securities except that, on settlement, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index on the relevant valuation date and the exercise price of the option times a specified multiple. The Company may invest in stock index options based on a broad market index, e.g., the S&P 500 Index, or on a narrow index representing an industry or market segment, e.g., the AMEX Oil & Gas Index.

     The Company may also purchase and sell stock index futures contracts and financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a particular commodity for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of a commodity, in this case securities, but results in cash settlement based upon the difference in value of the stock index between the time the contract was entered into and the time of its settlement. The Company may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with the debt securities in which it invests. Transactions by the Company in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions".

     The Company may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of fixed-income securities which may be held by the Company as a temporary defensive measure will fall, thus reducing the net asset value of the Company. However, as interest rates rise, the value of the Company's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Company's investments which are being hedged. While the Company will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Company would have incurred had the Company sold portfolio securities in order to reduce its exposure to increases in interest rates. The Company also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Company will purchase securities upon termination of the futures contract.

     The Company is authorized to sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Company's securities portfolio that might otherwise result. When the Company is not fully invested in the securities markets and anticipates a significant market advance, it would be able to purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Company intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Company does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Company will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Company experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Company also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Company enters into futures transactions. The Company may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Company can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Company intends to purchase.

     The Company is also authorized to engage in options and futures transactions on U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     To trade futures contracts, the Company is not required to deposit funds equal to the value of the futures contract. The Company need only make a deposit, called an "initial margin deposit", equal to a small percentage (typically between 2% and 15%) of the value of the futures contract. As a result, a relatively small adverse move in the price of a futures contract may result in immediate and substantial losses to the Company. For example, if at the time of purchase 10% of the price of a futures contract is deposited as margin, a 10% decrease in the price of that contract would, if the contract were then closed out, result in a total loss of the initial margin deposit before any deduction for brokerage commissions and other transaction costs. A decrease of more than 10% would result in a loss of more than the total initial margin deposit.

     To some extent, options on futures contracts are even more highly leveraged than futures contracts. For example, if an in-the-money call (put) option is sold for its intrinsic value plus a premium representing the time value of that option, a 10% rise (drop) in the value of the underlying futures contract does not create a loss equal to just 10% of the value of the option. Such a rise
(drop) creates a loss approximately equal to 10% of the value of the underlying interest, less the time value, which loss may be many times greater than the price for which the Company sold the option. In addition, investors who sell options are required only to deposit a percentage of the value of the option at the time of sale as margin, thereby leveraging the investment even further.


     The Company is authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company. As an illustration, the Company may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen denominated security. In such circumstances, for example, the Company can purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Company may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "spread"). By selling such a call option in this illustration, the Company gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Investment Adviser believes that "spreads" of the type which may be utilized by the Company constitute hedging transactions and are consistent with the policies described above.


     Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Company will not speculate in foreign currency options, futures or related options. Accordingly, the Company will not hedge a currency substantially in excess of the market value of the securities denominated in such currency which it owns, the expected acquisition price of securities which it has committed or anticipates to purchase which are denominated in such currency and, in the case of securities which have been sold by the Company but not yet delivered, the proceeds thereof in its denominated currency. Further, the Company will segregate at its custodian U.S. Government or other high quality securities having a market value substantially representing any subsequent net decrease in the market value of such hedged positions, including net positions with respect to cross-currency hedges. The Company will not incur potential net liabilities of more than 20% of its total assets from foreign currency options, futures or related options.

     Forward Foreign Exchange Transactions. The Company has authority to deal in forward foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Company's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Company accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Company or the payment of dividends and distributions by the Company. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Company will not speculate in forward foreign exchange. The Company will not attempt to hedge all of its foreign portfolio positions.


     In connection with its trading in forward foreign currency contracts, the Company will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Company will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contacts. Any such default would deprive the Company of any profit potential or force the Company to cover its commitments for resale, if any, at the then-market price and could result in a loss to the Company.


     Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Company provide that the futures trading activities described herein will not result in the Company being deemed a "commodity pool", as defined under such regulations if the Company adheres to certain restrictions. In particular, the Company may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Company's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.


     When the Company purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Company's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract or option strategy is unleveraged.


     Restrictions on OTC Options. The Company will engage in OTC options, including over-the-counter stock index options, over-the-counter foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.


     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Company has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Company, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Company and margin deposits on the Company's existing OTC options on futures contracts exceeds 15% (10% to the extent required by certain state laws) of the total assets of the Company, taken at market value, together with all other assets of the Company which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Company to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Company has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Company will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., the current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Company and may be amended by the Board of Directors of the Company without the approval of the Company's shareholders. However, the Company will not change or modify this policy prior to change or modification by the Commission staff of its position.


     Risk Factors in Options, Futures and Currency Transactions. Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Company will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Investment Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Company may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Company may purchase or sell fewer stock index options or futures contracts if the volatility of the price of the hedged securities is historically less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches.

     The Company intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures or, in the case of over-the-counter transactions, the Investment Adviser believes the Company can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Company's ability to hedge effectively its portfolio. There is also the risk of loss by the Company of margin deposits or collateral in the event of bankruptcy of a broker with whom the Company has an open position in an option, a futures contract or related option.

     The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Company's portfolio.

     Because the Company will engage in the options and futures transactions described above solely in connection with its hedging activities, the Investment Adviser does not believe that such options and futures transactions necessarily will have any significant effect on the Company's portfolio turnover.

OTHER INVESTMENT PRACTICES

     Portfolio Transactions. In executing portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Company does not necessarily pay the lowest commission or spread available. The Company has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Under the Investment Company Act, persons affiliated with the Company and persons who are affiliated with such affiliated persons, including Merrill Lynch, are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission. Affiliated persons of the Company, and affiliated persons of such affiliated persons, may serve as the Company's broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis and may receive brokerage commissions from the Company. In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Company may consider sales of shares of the Company as a factor in the selection of brokers or dealers to execute portfolio transactions for the Company. It is expected that the majority of the shares of the Company will be sold by Merrill Lynch. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the U.S., although the Company will endeavor to achieve the best net results in effecting its portfolio transactions.

     Lending of Portfolio Securities. The Company may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Company receives the income on both the loaned securities and the collateral and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, the Company could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.


INVESTMENT RESTRICTIONS



     The Company's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies which are fundamental policies may not be changed without the approval of the holders of a majority of the Company's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among its fundamental policies, the Company may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Directors without shareholder approval. As a non-fundamental policy, the Company may not borrow money or pledge its assets, except that the Company (a) may borrow from a bank in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowings, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. (However, at the present time, applicable law prohibits the Company from purchasing securities on margin.) (The deposit or payment by the Company of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin.) The purchase of securities while borrowings are outstanding will have the effect of leveraging the Company. Such leveraging or borrowing increases the Company's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.



     As a non-fundamental policy, the Company will not invest in securities which cannot readily be resold because of legal or contractual restrictions or which are not otherwise readily marketable, if, regarding all such securities, more than 15% of its total assets (or 10% of its total assets as presently required by certain state laws) taken at market value would be invested in such securities. Notwithstanding the foregoing, the Company may purchase without regard to this limitation securities that are not registered under the Securities Act, but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Company's Board of Directors determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.



                           MANAGEMENT OF THE COMPANY


BOARD OF DIRECTORS

     The Board of Directors of the Company consists of six individuals, five of whom are not "interested persons" of the Company as defined in the Investment Company Act. The Board of Directors of the Company is responsible for the overall supervision of the operations of the Company and performs the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Directors of the Company are:


     ARTHUR ZEIKEL* -- President of the Investment Adviser and FAM; President and Director of Princeton Services, Inc.; Executive Vice President of ML & Co.; Director of the Distributor.


---------------

* Interested person, as defined in the Investment Company Act, of the Company.

     DONALD CECIL -- Special Limited Partner of Cumberland Partners (an investment partnership).

     EDWARD H. MEYER -- Chairman of the Board, President and Chief Executive Officer of Grey Advertising Inc.

     CHARLES C. REILLY -- Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.

     RICHARD R. WEST -- Professor of Finance, and Dean from 1984 to 1993, New York University Leonard N. Stern School of Business Administration.

     EDWARD D. ZINBARG -- Former Executive Vice President of The Prudential Insurance Company of America.

ADVISORY AND MANAGEMENT ARRANGEMENTS


     MLAM acts as the investment adviser of the Company and provides the Company with management and investment advisory services. The investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement") provides that, subject to the direction of the Board of Directors of the Company, the Investment Adviser is responsible for the actual management of the Company's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.



     The Investment Adviser, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Investment Adviser, or its affiliate, FAM, acts as the investment adviser to more than 130 other registered investment companies and provides investment advisory services to individual and institutional accounts. As of February 29, 1996, the Investment Adviser and FAM had a total of approximately $208.7 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Investment Adviser.



     As compensation for its services to the Company, the Investment Adviser receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company. This fee is higher than that charged most mutual funds, but the Company believes it is justified by the special international nature of the Company. At February 29, 1996, the Company's net assets were approximately $405.5 million. At this asset level, the annual advisory fee would aggregate approximately $4.1 million.



     Edward F. Korff is responsible for the day-to-day management of the Company's portfolio. Mr. Korff has been a Vice President of the Company and the Investment Adviser since 1995. Prior thereto, Mr. Korff was employed by American Express Financial Corp. (formerly IDS Financial Corporation), where he served as portfolio manager of IDS Global Growth Fund from 1990 to 1995, and was Group Director, International Research from 1987 to 1990.


     The Company pays certain expenses incurred in its operations, including, among other things, the investment advisory fees, legal and audit fees, unaffiliated directors' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Also, accounting services are provided to the Company by the Investment Adviser, and the Company reimburses the Investment Adviser for its costs in connection with such services on a semi-annual basis. For the fiscal year ended November 30, 1995, the amount of such reimbursement was $171,044. For the fiscal year ended November 30, 1995, the ratio of total expenses to average net assets was 1.51%, 2.55%, 2.55% and 1.76% for Class A, Class B, Class C and Class D shares, respectively.


CODE OF ETHICS

     The Board of Directors of the Company has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Company within periods of trading by the Company in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES


     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a wholly-owned subsidiary of ML & Co., acts as the Company's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of $11.00 per Class A or Class D shareholder account and $14.00 per Class B or Class C shareholder account, nominal miscellaneous fees (e.g., account closing fees) and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For the fiscal year ended November 30, 1995, the Company paid $919,576 to the Transfer Agent pursuant to the Transfer Agency Agreement. At February 29, 1996, the Company had 31,666 Class A shareholder accounts, 4,615 Class B shareholder accounts (including certain subaccounts on which the standard annual transfer agency fees are assessed), 102 Class C shareholder accounts and 402 Class D shareholder accounts. At this level of accounts, the annual fee payable to the Transfer Agent would aggregate approximately $418,786, plus miscellaneous and out-of-pocket expenses.


                               PURCHASE OF SHARES

     Merrill Lynch Funds Distributor, Inc. (the "Distributor"), an affiliate of both the Investment Adviser and Merrill Lynch, acts as the distributor of the shares of the Company. Shares of the Company are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Company may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100, and the minimum subsequent purchase is $1.


     The Company is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing(SM) System, as described below. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the New York Stock Exchange on that day, provided the Distributor in turn receives the orders from the securities dealer prior to 30 minutes after the close of business on the New York Stock Exchange on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the New York Stock Exchange, such orders shall be deemed received on the next business day. The Company or the Distributor may suspend the continuous offering of the Company's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Company. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Purchases directly through the Transfer Agent are not subject to the processing fee.


     Shares of the Company may be purchased by residents of Arizona only if such investors have (i) a net worth (exclusive of home, home furnishings and automobiles) of not less than $100,000 or (ii) a net worth (as computed above) of not less than $30,000 and an annual gross income of not less than $30,000.


     The Company issues four classes of shares under the Merrill Lynch Select Pricing(SM) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Company with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System is set forth under "Merrill Lynch Select Pricing(SM) System" on page 4.



     Each Class A, Class B, Class C and Class D share of the Company represents identical interests in the investment portfolio of the Company and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges, ongoing distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Company and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Company for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege".

     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Company. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System, followed by a more detailed description of each class.

--------------------------------------------------------------------------------------------------
                                                ACCOUNT
                                              MAINTENANCE  DISTRIBUTION         CONVERSION
   CLASS            SALES CHARGE(1)               FEE           FEE               FEATURE
--------------------------------------------------------------------------------------------------
     A        Maximum 5.25% initial sales         No            No                  No
                      charge(2)(3)
--------------------------------------------------------------------------------------------------
     B       CDSC for a period of 4 years,       0.25%         0.75%        B shares convert to
              at a rate of 4.0% during the                                D shares automatically
              first year, decreasing 1.0%                                   after approximately
                    annually to 0.0%                                          eight years(4)
--------------------------------------------------------------------------------------------------
     C           1.0% CDSC for one year          0.25%         0.75%                No
--------------------------------------------------------------------------------------------------
     D        Maximum 5.25% initial sales        0.25%          No                  No
                       charge(3)
--------------------------------------------------------------------------------------------------

---------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives -- Class A and Class D Shares -- Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more will not be subject to an initial sales charge but instead will be subject to a 1.0% CDSC for one year.


(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Company are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                                                      SALES LOAD AS
                                                    SALES LOAD AS      PERCENTAGE*         DISCOUNT TO
                                                    PERCENTAGE OF      OF THE NET        SELECTED DEALERS
                                                      OFFERING           AMOUNT          AS PERCENTAGE OF
AMOUNT OF PURCHASE                                      PRICE           INVESTED        THE OFFERING PRICE
------------------                                  -------------     -------------     ------------------
Less than $25,000.................................       5.25%             5.54%               5.00%
$25,000 but less than $50,000.....................       4.75              4.99                4.50
$50,000 but less than $100,000....................       4.00              4.17                3.75
$100,000 but less than $250,000...................       3.00              3.09                2.75
$250,000 but less than $1,000,000.................       2.00              2.04                1.80
$1,000,000 and over**.............................       0.00              0.00                0.00

---------------
 * Rounded to the nearest one-hundredth percent.


** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more made on or after October 21, 1994 and on Class A purchases by certain retirement plan investors in connection with certain investment programs. If the sales charge is waived, in connection with a purchase of $1,000,000 or more, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Class A purchases made prior to October 21, 1994, might have been subject to a CDSC if the shares were redeemed within one year of purchase at the following rates: 1.00% on purchases of $1,000,000 to $2,500,000; 0.60% on purchases of $2,500,001 to
   $3,500,000; 0.40% on purchases of $3,500,001 to $5,000,000; and 0.25% on purchases of more than $5,000,000 in lieu of paying an initial sales charge. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer sponsored retirement or savings plans.



     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Company will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. During the fiscal year ended November 30, 1995, the Company sold 6,594,967 Class A shares for aggregate net proceeds of $84,361,655. The gross sales charges for the sale of Class A shares of the Company for that year were $19,143, of which $1,842 and $17,301 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended November 30, 1995, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class A shares purchased subject to front-end sales charge waivers. During the fiscal year ended November 30, 1995, the Company sold 705,152 Class D shares for aggregate net proceeds of $8,594,947. The gross sales charges for the sale of Class D shares of the Company for the fiscal year ended November 30, 1995 were $14,803, of which $881 and $13,922 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended November 30, 1995, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to front-end sales charge waivers.


     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares of the Company in a shareholder account, including participants in the Merrill Lynch Blueprint(SM) Program, are entitled to purchase additional Class A shares of the Company in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser ("MFA") program. In addition, Class A shares will be offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Company. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Company also may purchase Class A shares of the Company if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Company and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by Merrill Lynch Senior Floating Rate Fund, Inc. in shares of such funds.


     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention.


     Class A and Class D shares are offered at net asset value to certain employer-sponsored retirement or savings plans and to Employee Access AccountsSM available through employers which provide such plans.



     Class D shares are offered at net asset value to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase if certain conditions set forth in the Statement of Additional Information are met.



     Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.


     Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint(SM) Program.


     Class D shares of the Company are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to tender offers conducted by those funds in shares of the Company.



     Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.


DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Company and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans".


     Class B and Class C shares are sold without an initial sales charge so that the Company will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Company in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Company to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Company, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Company are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Company exercising the exchange privilege described under "Shareholder
Services -- Exchange Privilege" will continue to be subject to the Company's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Contingent Deferred Sales Charges -- Class B Shares. Class B shares which are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The following table sets forth the rates of the Class B CDSC:

                                                                             CLASS B CDSC
                                                                            AS A PERCENTAGE
                            YEAR SINCE PURCHASE                            OF DOLLAR AMOUNT
                               PAYMENT MADE                                SUBJECT TO CHARGE
    -------------------------------------------------------------------    -----------------
    0-1................................................................           4.00%
    1-2................................................................           3.00
    2-3................................................................           2.00
    3-4................................................................           1.00
    4 and thereafter...................................................           0.00


     For the fiscal year ended November 30, 1995, the Distributor received CDSCs of $89,423 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch.


     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase for shares purchased on or after October 21, 1994).


     In the event that Class B shares are exchanged by certain retirement plans for Class A shares in connection with a transfer to the MFA program, the time period that such Class A shares are held in the MFA program will be included in determining the holding period of Class B shares reacquired upon termination of participation in the MFA program (see "Shareholder Services -- Exchange Privilege").



     The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch Blueprint(SM) Program. The CDSC also is waived for any Class B shares which are purchased by eligible 401(k) or eligible 401(a) plans which are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA, that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group, and held in such account at the time of redemption.

Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.


     Contingent Deferred Sales Charges -- Class C Shares. Class C shares which are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. For the fiscal year ended November 30, 1995, the Distributor received CDSCs of $97 with respect to redemptions of Class C shares all of which were paid to Merrill Lynch.


     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Company. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Company in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Company held in the account on the Conversion Date will be converted to Class D shares of the Company.

     Share certificates for Class B shares of the Company to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year

Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value.


     The Conversion Period also is modified for retirement plan investors which participate in the MFA program. While participating in the MFA program, such investors will hold Class A shares. If these Class A shares were acquired through exchange of Class B shares (see "Shareholder Services -- Exchange Privilege"), then the holding period for such Class A shares will be "tacked" to the holding period of the Class B shares originally held for purposes of calculating the Conversion Period of Class B shares acquired upon termination of participation in the MFA program.


DISTRIBUTION PLANS

     The Company has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Company to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Company pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Company attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Company also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Company attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Company, including payments to financial consultants for selling Class B and Class C shares of the Company. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Company in that the deferred sales charges provide for the financing of the distribution of the Company's Class B and Class C shares.


     For the fiscal year ended November 30, 1995, the Company paid the Distributor $453,009 pursuant to the Class B Distribution Plan (based on average net assets subject to the Class B Distribution Plan of approximately $45.3 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended November 30, 1995, the Company paid the Distributor $2,816 pursuant to the Class C Distribution Plan (based on average net assets subject to the Class C Distribution Plan of $281,566), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended November 30, 1995, the Company paid the Distributor $7,980 pursuant to the Class D Distribution Plan (based on average net assets subject to the Class D Distribution Plan of approximately $3.2 million), all of which was paid to Merrill Lynch for providing account maintenance services in connection with Class D shares. At February 29, 1996, the net assets of the Company subject to the Class B Distribution Plan aggregated approximately $45.9 million. At this asset level, the annual fee payable pursuant to the Class B Distribution Plan would aggregate approximately $458,783. At February 29, 1996, the net assets of the Company subject to the Class C Distribution Plan aggregated $690,248. At this asset level, the annual fee payable pursuant to the Class C Distribution Plan would aggregate $6,902. At February 29, 1996, the net assets of the Company subject to the Class D Distribution Plan aggregated approximately $4.0 million. At this asset level, the annual fee payable pursuant to the Class D Distribution Plan would aggregate $10,037.


     The payments under the Distribution Plans are based upon a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation.


     At December 31, 1995, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of the offering of Class B shares exceeded fully allocated accrual revenues for such period by approximately $550,000 (1.24% of Class B net assets at that date). As of November 30, 1995, for Class B shares, direct cash revenues for the period since commencement of the offering of Class B shares exceeded direct cash expenses by $1,244,405 (2.80% of Class B net assets at that date). Similar fully allocated accrual data for Class C shares is not presented because such revenues and expenses for the period from October 21, 1994 (commencement of operations) to December 31, 1995 are de minimis. As of November 30, 1995, for Class C shares, direct cash expenses for the period since commencement of the offering of Class C shares exceeded direct cash revenues by $369 (.10% of Class C net assets at that date).

     The Company has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Company will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares".

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Rules of Fair Practice of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Company, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Company to (1) 6 1/4% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving interest charges at any time. To the extent payments would exceed the voluntary maximum, the Company will not make further payments of the distribution fee with respect to Class B shares, and any CDSC will be paid to the Company rather than to the Distributor; however, the Company will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

     The Company is required to redeem for cash all full and fractional shares of the Company on receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Company at such time.

REDEMPTION


     A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The notice in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.


     At various times the Company may be requested to redeem shares for which it has not yet received good payment. The Company may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a U.S. bank) has been collected for the purchase of such shares, which will not exceed 10 days.

REPURCHASE

     The Company also will repurchase shares through a shareholder's listed securities dealer. The Company normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the New York Stock Exchange on the day received and that such request is received by the Company from such dealer not later than 30 minutes after the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time) on the same day. Dealers have the responsibility of submitting such repurchase requests to the Company not later than 30 minutes after the close of business on the New York Stock Exchange in order to obtain that day's closing price.


     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Company (other than any applicable CDSC). Securities firms which do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Company. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a repurchase of shares to such customers. Repurchases directly through the Transfer Agent are not subject to the processing fee. The Company reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Company may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES


     Shareholders who have redeemed their Class A or Class D shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Company at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. The reinstatement privilege is a one-time privilege and may be exercised by the Class A or Class D shareholder only the first time such shareholder makes a redemption. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor.


                              SHAREHOLDER SERVICES

     The Company offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Company. Certain of such services are not available to investors who place purchase orders for the Fund's shares through the Merrill Lynch Blueprint(SM) Program. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Company by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

     Investment Account. Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Company, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

     Systematic Withdrawals and Automatic Investment Plans. A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his Investment Account in the form of payments by check or through automatic payment by direct deposit to his bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R)/CBA(R) Systematic Redemption Program, subject to certain conditions.

     Automatic Investment Plans. Regular additions of Class A, Class B, Class C and Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Company in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more through the CMA(R)/CBA(R) Automated Investment Program.


     Automatic Reinvestment of Dividends and Distributions. All dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Company, without sales charge, at the net asset value per share next determined after the close of the New York Stock Exchange on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends, or both dividends and capital gains distributions, paid in cash rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemptions of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.


EXCHANGE PRIVILEGE

     Shareholders of each class of shares of the Company have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

     Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Company for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

     Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.


     Shares of the Company which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Company. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Company is "tacked" to the holding period for the newly acquired shares of the other fund.


     Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

     Class B shareholders of the Company exercising the exchange privilege will continue to be subject to the Company's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Company acquired through use of the exchange privilege will be subject to the Company's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

     Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Shareholder Services -- Exchange Privilege" in the Statement of Additional Information.


     The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be reexchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Company's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a MLAM-advised mutual fund for Class A or Class D shares of the Company will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual fund and the sales charge payable on the shares of the Company being acquired in the exchange under the MFA program.

                                PERFORMANCE DATA

     From time to time the Company may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Securities and Exchange Commission.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Company with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Company will include performance data for all classes of shares of the Company in any advertisement or information including performance data of the Company.

     The Company may also quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements directed to investors whose purchases are subject to reduced sales charges in the case of Class A or Class D shares or waiver of the CDSC in the case of Class B or Class C shares (such as investors in certain retirement plans), performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares". The Company's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Company at the beginning of each specified period.

     Total return figures are based on the Company's historical performance and are not intended to indicate future performance. The Company's total return will vary depending on market conditions, the securities comprising the Company's portfolio, the Company's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Company will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

     On occasion, the Company may compare its performance to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Company may include its risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Company's relative performance for any future period.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

     It is the Company's intention to distribute all its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized long- or short-term capital gains, if any, will be distributed to the Company's shareholders at least annually. The per share dividends and distributions on each class of shares will be reduced as a result of the account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information -- Determination of Net Asset Value". Dividends and distributions may be reinvested automatically in shares of the Company at net asset value without a sales charge. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Company or received in cash.


     Gains or losses attributable to certain foreign currency transactions may increase or decrease the amount of the Company's income available for distribution to shareholders. If such losses exceed other income during a taxable year, (a) the Company would not be able to make any ordinary income dividend distributions, and (b) all or a portion of the distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary income dividend, reducing each shareholder's tax basis in the Company shares for Federal income tax purposes. See "Additional Information -- Taxes".


TAXES

     The Company intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Company (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Company intends to distribute substantially all of such income.


     Dividends paid by the Company from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Company shares. Any loss upon the sale or exchange of Company shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Company's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).


     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Company. Not later than 60 days after the close of its taxable year, the Company will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. A portion of the Company's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Company pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Company and received by its shareholders on December 31 of the year in which such dividend was declared.


     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.


     Dividends and interest received by the Company may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Company. If more than 50% in value of the Company's total assets at the close of its taxable year consists of securities of foreign corporations, the Company will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Company will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Company's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Company will report annually to its shareholders the amount per share of such withholding taxes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company or who, to the Company's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Company's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Company would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Company shares, and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Company shares (assuming the shares were held as a capital asset).


     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as the shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Company on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Company will be disallowed if other Company shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.


     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Company.

DETERMINATION OF NET ASSET VALUE

     Net asset value per share of all classes of the Company is determined once daily as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time), on each day during which the New York Stock Exchange is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value is computed by dividing the value of the securities held by the Company plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fee payable to the Investment Adviser and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The per share net asset value of Class A shares will generally be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance and transfer agency fees applicable with respect to the Class B, Class C and Class D shares; in addition, the per share net asset value of the Class D shares generally will be higher than the per share net asset value of the Class B and Class C shares, reflecting the daily expense accruals of the distribution fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differential between the classes.


     Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. When the Company writes a call option, the amount of the premium received is recorded on the books of the Company as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Company are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Company.


ORGANIZATION OF THE COMPANY


     The Company was incorporated under Maryland law on March 7, 1984. As of the date of this Prospectus it has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Company and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares". The Directors of the Company may classify and reclassify the shares of the Company into additional classes of Common Stock at a future date.

     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Company does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Company and in the net assets of the Company upon liquidation or dissolution after satisfaction of outstanding liabilities, and except as noted above, the Class B, Class C and Class D shares bear certain additional expenses.

SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:


                         Merrill Lynch Financial Data Services, Inc.

                         P.O. Box 45289
                         Jacksonville, FL 32232-5289


     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 1-800-637-3863.


SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Company at the address or telephone number set forth on the cover page of this Prospectus.

       MERRILL LYNCH GLOBAL HOLDINGS, INC. -- AUTHORIZATION FORM (PART 1)
--------------------------------------------------------------------------------
NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH BLUEPRINTSM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINTSM PROGRAM APPLICATION BY CALLING TOLL FREE (800) 637-3766.
--------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION

   I, being of legal age, wish to purchase: (choose one)

    / / Class A shares    / / Class B shares    / / Class C shares   / / Class D
                                                                         shares

of Merrill Lynch Global Holdings, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

   Basis for establishing an Investment Account:

      A. I enclose a check for $.......... payable to Merrill Lynch Financial
   Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

      B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the Right of Accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)

   1. ..................................   4. ..................................

   2. ..................................   5. ..................................

   3. ..................................   6. ..................................

Name............................................................................
     First Name                    Initial                   Last Name

Name of Co-Owner (if any).......................................................
                         First Name          Initial          Last Name

Address.........................................................................

 ............................................ Date...............................
                            (Zip Code)

Occupation .........................................   Name and Address of Employer................................

                                                       ............................................................

                                                       ............................................................

 ...................................................    ............................................................
                 Signature of Owner                                   Signature of Co-Owner (if any)


(In the case of co-owner, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
--------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

                        Ordinary Income Dividends                            Long-term Capital Gains
                        ---------------------------------                    ---------------------------------
                        SELECT  / /     Reinvest                             SELECT  / /     Reinvest
                        ONE:   / /      Cash                                 ONE:   / /      Cash
                        ---------------------------------                    ---------------------------------

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:   / / Check
or   / / Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Global Holdings, Inc. Authorization Form.

SPECIFY TYPE OF ACCOUNT (check one): / / checking / / savings

Name on your Account............................................................

Bank Name.......................................................................

Bank Number ............................ Account Number ........................

Bank Address....................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor..........................................................

Signature of Depositor ................................ Date ...................

(if joint account, both must sign)

NOTE: If direct deposit to bank account is selected, your blank, unsigned check marked "VOID" or a deposit slip from your savings account should accompany this application.

                     MERRILL LYNCH GLOBAL HOLDINGS, INC. --
                   AUTHORIZATION FORM (PART 1) -- (CONTINUED)
--------------------------------------------------------------------------------

3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER


            Social Security Number or Taxpayer Identification Number

   Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Distributions and Taxes -- Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

   INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .....................................................         ....................................................
                  Signature of Owner                                     Signature of Co-Owner (if any)

--------------------------------------------------------------------------------

4. LETTER OF INTENTION -- CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)

                                                                                ......................, 19 . . . .
Dear Sir/Madam:                                                                 Date of initial purchase

   Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Global Holdings, Inc. or any other investment company with an initial sales charge or deferred sales charge for which the Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

/ / $25,000    / / $50,000    / / $100,000    / / $250,000    / / $1,000,000

   Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Global Holdings, Inc. Prospectus.

   I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Global Holdings, Inc. held as security.

By:......................................................  .......................................................
Signature of Owner                                         Signature of Co-Owner
                                                           (If registered in joint names, both must sign)

   In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name ................................................  (2) Name...............................................


Account Number ..........................................  Account Number.........................................

--------------------------------------------------------------------------------

5. FOR DEALER ONLY

---                      Branch Office, Address, Stamp
---

-
-

-
-
---
---

This form when completed should be mailed to:

    Merrill Lynch Global Holdings, Inc.

    c/o Merrill Lynch Financial Data Services, Inc.


    P.O. Box 45289

    Jacksonville, Florida 32232-5289

We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases made under a Letter of Intention or Systematic Withdrawal Plan. We guarantee the Shareholder's signature.

 ................................................................................
                            Dealer Name and Address

By .............................................................................
                         Authorized Signature of Dealer

---------                    ------------
                                                  ..............................
---------                    ------------
Branch-Code                  F/C No.              F/C Last Name
---------                    ---------------
---------                    ---------------
Dealer's Customer Account No.

       MERRILL LYNCH GLOBAL HOLDINGS, INC. -- AUTHORIZATION FORM (PART 2)
--------------------------------------------------------------------------------
NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR AUTOMATIC INVESTMENT PLANS ONLY.
--------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION

(PLEASE PRINT)                                                                             ------------------------------------
Name of Owner.......................................................................
             First Name             Initial             Last Name                          ------------------------------------
                                                                                                      Social Security No.
                                                                                                or Taxpayer Identification No.
Address.............................................................................

 ....................................................................................       Account Number......................
                                                                          (Zip Code)       (if existing account)
Name of Co-Owner (if any)...........................................................
                         First Name          Initial          Last Name

Address.............................................................................

 ....................................................................................
                                                                          (Zip Code)

(PLEASE PRINT)
Name of Owner.......................................................................
             First Name             Initial             Last Name

Address.............................................................................

 ....................................................................................
                                                                          (Zip Code)
Name of Co-Owner (if any)...........................................................
                      First Name          Initial          Last Name

Address.............................................................................

 ....................................................................................
                                                                          (Zip Code)

--------------------------------------------------------------------------------
2. SYSTEMATIC WITHDRAWAL PLAN -- CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)


   MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of / / Class A or / / Class D shares in Merrill Lynch Global Holdings, Inc. at cost or current offering price. Withdrawals to be made either (check one) / / Monthly on the 24th day of each month, or / / Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on ............. or as soon as possible thereafter.

                (month)
SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE):
/ / $          or / /    % of the current value of / / Class A or / / Class D
shares in the account.

SPECIFY WITHDRAWAL METHOD: / / check or / / direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a) I hereby authorize payment by check
   / / as indicated in Item 1.
   / / to the order of..........................................................

Mail to (check one)
   / / the address indicated in Item 1.
   / / Name (please print)......................................................

Address.........................................................................

       .........................................................................

Signature of Owner ............................. Date ..........................

Signature of Co-Owner (if any)..................................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO MY BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): / / checking / / savings

Name on your account............................................................

Bank Name.......................................................................

Bank Number ........................... Account Number..........................

Bank Address....................................................................

            ....................................................................

Signature of Depositor.......................... Date ..........................

Signature of Depositor..........................................................
(if joint account, both must sign)

NOTE: If direct deposit is elected, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR
      A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS
      APPLICATION.

                     MERRILL LYNCH GLOBAL HOLDINGS, INC. --
                   AUTHORIZATION FORM (PART 2) -- (CONTINUED)
--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

   I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)
   / / Class A shares          / / Class B shares          / / Class C Shares
   / / Class D shares


of Merrill Lynch Global Holdings, Inc., subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.


                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.


You are hereby authorized to draw an ACH debit each month on my bank account for investment in Merrill Lynch Global Holdings, Inc. as indicated below:


   Amount of each check or ACH debit $..........................................

   Account Number...............................................................
Please date and invest ACH debits on the 20th of each month

beginning               or as soon as thereafter as possible.
             (month)

   I agree that you are drawing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of Fund shares including liquidating shares of the Fund and crediting my bank account. I further agree that if a check or debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to offset the purchase made with the dishonored debit.

 .................      .......................................
     Date                      Signature of Depositor

                       .......................................
                               Signature of Depositor
                         (If joint account, both must sign)

                   AUTHORIZATION TO HONOR ACH DEBITS DRAWN BY
                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

To..........................................................................Bank
                               (Investor's Bank)

Bank Address....................................................................

City .................................. State .......... Zip Code...............
As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc. I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.

 .................      .......................................
     Date                      Signature of Depositor

 .................      .......................................
 Bank Account                  Signature of Depositor
    Number               (If joint account, both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED
      "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                               INVESTMENT ADVISER


                         Merrill Lynch Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:

                                 P.O. Box 9081


                        Princeton, New Jersey 08543-9081


                                 TRANSFER AGENT


                  Merrill Lynch Financial Data Services, Inc.


                            Administrative Offices:

                           4800 Deer Lake Drive East

                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                                   CUSTODIAN

                         The Chase Manhattan Bank, N.A.
                           Global Securities Services
                      4 Chase MetroTech Center, 18th Floor
                            Brooklyn, New York 11245

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                                  Brown & Wood
                             One World Trade Center
                         New York, New York 10048-0557

------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                           -------------------------

                               TABLE OF CONTENTS


                                          PAGE
                                          ----
Fee Table...............................    2
Merrill Lynch Select PricingSM System...    4
Financial Highlights....................    8
International Diversification...........   12
Investment Objective and Policies.......   13
  Hedging Techniques....................   15
  Other Investment Practices............   21
  Investment Restrictions...............   21
Management of the Company...............   22
  Board of Directors....................   22
  Advisory and Management
    Arrangements........................   23
  Code of Ethics........................   24
  Transfer Agency Services..............   24
Purchase of Shares......................   24
  Initial Sales Charge Alternatives --
    Class A and Class D Shares..........   26
  Deferred Sales Charge Alternatives --
    Class B and Class C Shares..........   28
  Distribution Plans....................   32
  Limitations on the Payment of Deferred
    Sales Charges.......................   34
Redemption of Shares....................   34
  Redemption............................   35
  Repurchase............................   35
  Reinstatement Privilege -- Class A and
    Class D Shares......................   36
Shareholder Services....................   36
  Exchange Privilege....................   37
Performance Data........................   39
Additional Information..................   40
  Dividends and Distributions...........   40
  Taxes.................................   40
  Determination of Net Asset Value......   42
  Organization of the Company...........   43
  Shareholder Reports...................   44
  Shareholder Inquiries.................   44
Authorization Form......................   45
                             Code # 10244-0396


    PROSPECTUS


    March 29, 1996


    Distributor:
    Merrill Lynch
    Funds Distributor, Inc.

    This prospectus should be
    retained for future reference.
YZa(LOGO)
MERRILL LYNCH
GLOBAL HOLDINGS, INC.

STATEMENT OF ADDITIONAL INFORMATION

                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800

                           -------------------------

     Merrill Lynch Global Holdings, Inc. (the "Company"), is a diversified, open-end management investment company seeking the highest total investment return consistent with prudent risk through worldwide investment in an internationally diversified portfolio of securities. Total investment return is the aggregate of income and capital value changes. The Company will utilize a fully managed investment policy which permits management of the Company to take a flexible investment approach and vary its policies as to geographic diversification and types of securities based upon its evaluation of changes in economic and market trends throughout the world. Accordingly, investments may be shifted among the various capital markets of the world and among different types of equity, debt and convertible securities depending upon management's outlook with respect to prevailing trends and developments. It is presently contemplated that the Company's assets will be primarily invested in equity securities of companies located in the United States, Japan and Western Europe.

     Pursuant to the Merrill Lynch Select PricingSM System, the Company offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                           -------------------------


     This Statement of Additional Information of the Company is not a prospectus and should be read in conjunction with the prospectus of the Company, dated March 29, 1996 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or writing the Company at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.


                           -------------------------

              MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                           -------------------------


    The date of this Statement of Additional Information is March 29, 1996.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Company is to seek the highest total investment return consistent with prudent risk through worldwide investment in an internationally diversified portfolio of securities. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Company.

     The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation, or negative correlation, in movements of these securities markets occurs, it may reduce risk for the Company's portfolio as a whole. This negative correlation also may offset unrealized gains the Company has derived from movements in a particular market. To the extent the various markets move independently, total portfolio volatility is reduced when the various markets are combined into a single portfolio. Of course, movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected by changes in exchange rates.


     While it is the policy of the Company generally not to engage in trading for short-term gains, Merrill Lynch Asset Management, L.P. (the "Investment Adviser"), will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of the investment policies described in the Prospectus, including changes in asset allocation under certain market conditions, the Company's portfolio turnover rate may be higher than that of other investment companies. Accordingly, while the Company anticipates that its annual portfolio turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Company's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. For the fiscal years ended November 30, 1995 and 1994, the rate of portfolio turnover was 44.64% and 40.18%, respectively. The Company is subject to the Federal income tax requirement that less than 30% of the Company's gross income be derived from gains from the sale or other disposition of securities held for less than three months.


     The Company may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued throughout the world which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

HEDGING TECHNIQUES

     Reference is made to the discussion under the caption "Investment Objective and Policies -- Hedging Techniques" in the Prospectus for information with respect to various portfolio strategies involving options and futures. The Company may seek to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies through the use of options and futures transactions and forward foreign exchange transactions. The Company has authority to write (i.e., sell) covered call options on its portfolio securities, purchase put options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Company may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. The Company is authorized to enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Each of such portfolio strategies is described in the Prospectus. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), the Investment Adviser believes that, because the Company will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Company will not subject the Company to the risks frequently associated with the speculative use of options and futures transactions. While the Company's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Company's shares will fluctuate. There can be no assurance that the Company's hedging transactions will be effective. The following is further information relating to portfolio strategies involving options and futures that the Company may utilize.

     Hedging Investment and Interest Rate Risks. The Company may write (i.e., sell) covered call options on the equity securities in which it may invest and may enter into closing purchase transactions with respect to certain of such options. Covered call options serve as a partial hedge against the decline in price of the underlying security. A covered call option is an option where the Company, in return for a premium, gives another party a right to buy specified securities owned by the Company at a specified future date and price set at the time of the contract. By writing covered call options, the Company gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Company's ability to sell the underlying security will be limited while the option is in effect unless the Company effects a closing purchase transaction. A closing purchase transaction cancels out the Company's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

     The Company may also purchase put options to hedge against a decline in the market value of its securities holdings. By buying a put the Company has a right to sell the underlying security at the exercise price, thus limiting the Company's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be offset partially by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction, and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction cost. A closing sale transaction cancels out the Company's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.

     The Company also may engage in transactions in stock index options and futures, financial futures in U.S. and foreign agency and government securities and corporate debt securities, and related options on such futures. A futures contract is an agreement between two parties to buy and sell a particular commodity, such as a security, or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is typically between 2% to 15% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price of the futures contracts fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.


     The Company has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Company and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Company from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.


     Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the prices of options and futures contracts and movements in the prices of the securities and currencies which are the subject of the hedge. If the price of the options and futures contract moves more or less than the prices of the hedged securities or currencies, the Company will experience a gain or loss which will not be completely offset by movements in the prices of the securities and currencies which are the subject of the hedge.

     Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Company will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Company will acquire only over-the-counter options for which management believes the Company can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). In the case of a futures position or an option on a futures position written by the Company, in the event of adverse price movements, the Company would continue to be required to make daily cash payments of variation margin. In such situations, if the Company has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Company may be required to take or make delivery of the security or currency underlying the futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Company's ability to effectively hedge its portfolio. There is also the risk of loss by the Company of margin deposits in the event of bankruptcy of a broker with whom the Company has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

     The exchanges on which the Company intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Company's portfolio.

     Hedging Foreign Currency Risks. Generally, the foreign exchange transactions of the Company will be conducted on a spot, i.e., cash, basis at the spot rate then prevailing for purchasing or selling currency in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than 1/10 of 1% due to the costs of converting from one currency to another. However, the Company has authority to deal in forward foreign exchange between currencies of Far Eastern and Western Pacific countries and the dollar as a hedge against possible variations in the foreign exchange rates between these currencies. This is accomplished through contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Company's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Company accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Company or the payment of dividends and distributions by the Company. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Company will not speculate in forward foreign exchange. All dealings in forward exchange will be limited to contracts involving currencies of Far Eastern and Western Pacific countries and the dollar. The Company may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Company enters into a position hedging transaction, its custodian bank will place cash or liquid securities in a separate account of the Company in an amount equal to the value of the Company's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Company's commitment with respect to such contracts. The Company will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser of the Company. The Company will not enter into a forward contract with a term of more than one year.



     As discussed in the Prospectus, the Company may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates.


     Hedging against a decline in the value of a currency does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Company to hedge against a devaluation that is so generally anticipated that the Company is not able to contract to sell the currency at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, the Company may have to limit its currency transactions to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code; in this regard, the Company presently intends to limit its gross income from currency hedging transactions to less than 10% of its gross income in any taxable year until such time as the Company determines that income from the transaction need not be subject to this restriction. The cost to the Company of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

     The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Company. If such restrictions should be reinstituted, it might become necessary for the Company to invest all or substantially all of its assets in U.S. securities. In such event, the Company would review its investment objective and investment policies to determine whether changes are appropriate.

     The Company's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Company are redeemable on a daily basis in U.S. dollars, the Company intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

     High Yield Bonds. The Company is authorized to invest in fixed income securities rated below investment grade by a nationally recognized statistical rating agency or in unrated debt securities which, in the Investment Adviser's judgment, possess similar credit characteristics ("high yield bonds"). Issuers of high yield bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holder of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High yield bonds frequently have call or redemption features which would permit issuers to repurchase such securities from the Company. If a call were exercised by an issuer during a period of declining interest rates, the Company likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Company and dividends to shareholders.

     The Company may have difficulty disposing of certain high yield bonds because there may be a thin trading market for such securities. The secondary trading market for high yield bonds is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Company's ability to dispose of particular issues when necessary to meet the Company's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield bonds, particularly in a thinly traded market. Factors adversely affecting the market value of high yield bonds are likely to affect adversely the Company's net asset value. In addition the Company may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.


INVESTMENT RESTRICTIONS



     In addition to the investment restrictions set forth in the Prospectus, the Company has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Company's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).


     Under the fundamental investment restrictions, the Company may not:

          1. Make any investment inconsistent with the Company's classification as a diversified company under the Investment Company Act.

          2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          3. Make investments for the purpose of exercising control or management.

          4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Company may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Company may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Company's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          6. Issue senior securities to the extent such issuance would violate applicable law.


          7. Borrow money, except that (i) the Company may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) to the extent permitted by applicable law the Company may borrow up to an additional 5% of its total assets for temporary purposes (currently Ohio law does not permit borrowing beyond one-third of the Company's total assets), (iii) the Company may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Company may purchase securities on margin to the extent permitted by applicable law. The Company may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Company's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.


          8. Underwrite securities of other issuers except insofar as the Company technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

          9. Purchase or sell commodities or contracts on commodities, except to the extent that the Company may do so in accordance with applicable law and the Company's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     In addition, the Company has adopted non-fundamental restrictions which may be changed by the Board of Directors. Under the non-fundamental investment restrictions, the Company may not:

          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Company currently does not intend to engage in short sales, except short sales "against the box".


          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Company has otherwise determined to be liquid pursuant to applicable law. Notwithstanding the 15% limitation herein, to the extent the laws of any state in which the Company's shares are registered or qualified for sale require a lower limitation, the Company will observe such limitation. As of the date hereof, therefore, the Company will not invest more than 10% of its total assets in securities which are subject to this investment restriction (c).


          d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Company's net assets; included within such limitation, but not to exceed 2% of the Company's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Company in units or attached to securities may be deemed to be without value.

          e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Company's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          f. Purchase or retain the securities of any issuer, if those individual officers and directors of the Company, the officers and general partner of the Investment Adviser, the director of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

          g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Company may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

          h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Company's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          i. Notwithstanding fundamental investment restrictions (7) above, borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Company shares. The Company will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

     Portfolio securities of the Company may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of its directors, general partners, officers or employees, acting as principal.


     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Company has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Company, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Company and margin deposits on the Company's existing OTC options on futures contracts exceeds 15% of the total assets of the Company (10% to the extent required by certain state laws), taken at market value, together with all other assets of the Company which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Company to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Company has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Company will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Company and may be amended by the Board of Directors of the Company without the approval of the Company's shareholders. However, the Company will not change or modify this policy prior to the change or modification by the Securities and Exchange Commission staff of its position.


     Because of the affiliation of the Investment Adviser with the Company, the Company is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage".


     The investment restrictions contain an exception that permits the Company to purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Company ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Company's interest in the issuing company being diluted. The market for such rights is not well developed, and accordingly, the Company may not always realize full value on the sale of rights. Therefore, the exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or have already been exceeded as a result of fluctuations in the market value of the Company's portfolio securities with the result that the Company would otherwise be forced either to sell securities at a time when it might not otherwise have done so or to forego exercising the rights.

                            ------------------------

     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Company, the Company is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to a permissive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal and purchases of securities from underwriting syndicates of which Merrill Lynch is a member.

                           MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

     The Directors and executive officers of the Company, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.


     ARTHUR ZEIKEL (63) -- President and Director(1)(2) -- President of the Investment Adviser (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor").

     DONALD CECIL (69) -- Director(2) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.



     EDWARD H. MEYER (69) -- Director(2) -- 777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970, and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors Inc. and Harman International Industries, Inc.



     CHARLES C. REILLY (64) -- Director(2) -- 9 Hampton Harbor Road, Hampton Bays, N.Y. 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; former Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business since 1990; Adjunct Professor, Wharton School, University of Pennsylvania, 1990; Partner, Small Cities Cablevision, Inc.



     RICHARD R. WEST (58) -- Director(2) -- Box 604, Genoa, Nevada 89491. Professor of Finance since 1984, and Dean from 1984 to 1993, New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company), Smith-Corona Corporation (manufacturer of typewriters and word processors) and Alexander's, Inc. (real estate company).



     EDWARD D. ZINBARG (61) -- Director(2) -- 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.



     TERRY K. GLENN (55) -- Executive Vice President(1)(2) -- Executive Vice President of the Investment Adviser and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986, and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.



     NORMAN R. HARVEY (62) -- Senior Vice President(1)(2) -- Senior Vice President of the Investment Adviser and FAM since 1982; Senior Vice President of Princeton Services since 1993.



     PHILIP L. KIRSTEIN (50) -- Senior Vice President(1)(2) -- Senior Vice President and General Counsel of the Investment Adviser and FAM since 1984; Senior Vice President, General Counsel, Director and Secretary of Princeton Services; Secretary of the Investment Adviser since 1984; Secretary of FAM since 1982; Director of the Distributor.



     EDWARD F. KORFF (51) -- Vice President(1)(2) -- Vice President of the Investment Adviser since 1995; employee of American Express Financial Corp. (formerly IDS Financial Corporation) from 1972 to 1995.



     DONALD C. BURKE (35) -- Vice President(1)(2) -- Vice President and Director of Taxation of the Investment Adviser since 1990.



     GERALD M. RICHARD (46) -- Treasurer(1)(2) -- Senior Vice President and Treasurer of the Investment Adviser and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer since 1984.

     ROBERT HARRIS (44) -- Secretary(1)(2) -- Vice President of the Investment Adviser since 1984 and attorney associated with the Investment Adviser since 1980; Secretary of the Distributor since 1982.

---------------
(1) Interested person, as defined in the Investment Company Act, of the Company.

(2) Such Director or officer is a director, trustee or officer of one or more additional investment companies for which the Investment Adviser or an affiliate, FAM, acts as investment adviser or manager.


     At February 29, 1996, the officers and Directors of the Company as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of the Company. At such date, Mr. Zeikel, a Director and officer of the Company, and the other officers of the Company, owned less than 1% of the outstanding shares of common stock of ML & Co.


COMPENSATION OF DIRECTORS


     The Company pays each Director not affiliated with the Investment Adviser a fee of $3,500 per year plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Company also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-interested Directors at a rate of $500 per meeting attended. The Chairman of the Committee receives an additional fee of $250 per meeting attended. Fees and expenses paid to the non-interested Directors aggregated $39,132 for the fiscal year ended November 30, 1995.



     The following table sets forth for the fiscal year ended November 30, 1995, compensation paid by the Company to the non-interested Directors and for the calendar year ended December 31, 1995, the aggregate compensation paid by all registered investment companies advised by the Investment Adviser and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-interested Directors.



                                                                                         AGGREGATE
                                                                                        COMPENSATION
                                                                                        FROM COMPANY
                                                                                            AND
                                                                   PENSION OR          OTHER MLAM/FAM
                                                               RETIREMENT BENEFITS     ADVISED FUNDS
                                              COMPENSATION     ACCRUED AS PART OF         PAID TO
NAME OF DIRECTOR                              FROM COMPANY      COMPANY EXPENSES        DIRECTORS(1)
----------------                              ------------     -------------------     --------------
Donald Cecil................................    $8,500                 None               $271,850
Edward H. Meyer.............................    $7,500                 None               $239,225
Charles C. Reilly...........................    $7,500                 None               $269,600
Richard R. West.............................    $7,500                 None               $294,600
Edward D. Zinbarg...........................    $7,792                 None               $155,063



---------------


(1)In addition to the Company, the Directors serve on the boards of other MLAM/FAM Advised Funds as follows: Mr. Cecil (35 funds and portfolios); Mr. Meyer (35 funds and portfolios); Mr. Reilly (54 funds and portfolios); Mr. West (54 funds and portfolios); and Mr. Zinbarg (17 funds and portfolios).


ADVISORY AND MANAGEMENT ARRANGEMENTS

     Reference is made to "Management of the Company -- Advisory and Management Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Company.

     Securities held by the Company may also be held by, or be appropriate investments for, other funds or other investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Company or other funds for which it acts as investment adviser or for its other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     The Company has entered into an investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement"). As discussed in the Prospectus, the Investment Advisory Agreement provides that the Investment Adviser is entitled to receive for its services to the Company monthly compensation at the annual rate of 1.0% of the Company's average daily net assets. Until April 1, 1994, the Investment Adviser compensated Nomura Capital Management, Inc. ("NCM") and Lombard Odier International Portfolio Management Limited ("LOIPM") for investment research, pursuant to separate investment research agreements between the Investment Adviser and NCM and LOIPM (the "Investment Research Agreements"), at the annual rates of 0.20% and 0.15%, respectively, of the Company's average daily net assets. The Investment Research Agreement between the Investment Adviser and NCM recognized that NCM could enter into a separate investment research agreement with Nomura Investment Management Co., Ltd. ("NIMCO") under which NCM could compensate NIMCO for investment research in an amount determined by NCM and NIMCO but not in excess of the amount of compensation NCM received from the Investment Adviser. The Investment Research Agreements and related Sub-Research Agreement terminated on April 1, 1994. The Investment Adviser continues to provide services to the Company pursuant to the Investment Advisory Agreement.


     For the fiscal year ended November 30, 1993, the Investment Adviser, NCM and LOIPM earned fees of $1,514,112, $465,880 and $349,410, respectively. For the fiscal year ended November 30, 1994, the Investment Adviser, NCM and LOIPM earned fees of $3,780,445, $233,542, and $175,156, respectively. For the fiscal year ended November 30, 1995, the Investment Adviser earned fees of $3,740,624.



     California imposes limitations on the expenses of the Company. These expense limitations require that the Investment Adviser reimburse the Company in an amount necessary to prevent the ordinary operating expenses of the Company (excluding interest, taxes, distribution fees, brokerage fees and commissions and extraordinary charges such as litigation costs) from exceeding 2.5% of the Company's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the remaining average daily net assets. The Investment Adviser's obligation to reimburse the Company is limited to the amount of the investment advisory fee. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation applicable at the time of such payment. For the fiscal years ended November 30, 1993, 1994 and 1995, no such reimbursement was required.


     The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Company connected with investment and economic research, trading and investment management of the Company, as well as the fees of all Directors of the Company who are affiliated persons of the Investment Adviser. The Company pays all other expenses incurred in its operation, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian, any sub-custodian and transfer agent; expenses of redemption of shares; Securities and Exchange Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Company. Accounting services are provided to the Company by the Investment Adviser, and the Company reimburses the Investment Adviser for its costs in connection with such services on a semiannual basis. For the fiscal years ended November 30, 1993, 1994 and 1995, the amount of such reimbursement was $111,045, $138,310 and $171,044, respectively. As required by the Company's distribution agreements, the Distributor will pay certain of the promotional expenses of the Company incurred in connection with the offering of its shares. Certain expenses in connection with the distribution of Class B, Class C and Class D shares will be financed by the Company pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares -- Distribution Plans".



     The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.


     Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Company or by a majority of the outstanding shares of the Company and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of a majority of the shareholders of the Company.

                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Company shares.

     The Company issues four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Company represents identical interests in the investment portfolio of the Company and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege".


     The Merrill Lynch Select Pricing(SM) System is used by more than 50 mutual funds advised by the Investment Adviser, or its affiliate FAM. Funds advised by FAM or the Investment Adviser which utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds".


     The Company has entered into separate distribution agreements with Merrill Lynch Funds Distributor, Inc. (the "Distributor") in connection with the continuous offering of each class of shares of the Company (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Company. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described under "Management of the Company -- Advisory and Management Arrangements".

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES


     For the fiscal years ended November 30, 1993, 1994 and 1995, the Company sold its Class A shares through the Distributor and Merrill Lynch, as dealers. For the period October 21, 1994 (commencement of operations) to November 30, 1994 and the fiscal year ended November 30, 1995, the Company sold its Class D shares through the Distributor and Merrill Lynch as dealers. For the fiscal year ended November 30, 1993, the Company sold 9,166,536 Class A shares for aggregate net proceeds to the Company of $112,504,555. The gross sales charges for the sale of Class A shares of the Company for the fiscal year ended November 30, 1993, were $126,144, of which $118,953 was received by Merrill Lynch, and $7,191 was received by the Distributor. For the fiscal year ended November 30, 1994, the Company sold 11,383,578 Class A shares for aggregate net proceeds to the Company of $152,341,777. The gross sales charges for the sale of Class A shares for the fiscal year ended November 30, 1994, were $142,376, of which $133,688 was received by Merrill Lynch, and $8,688 was received by the Distributor. For the fiscal year ended November 30, 1995, the Company sold 6,594, 967 Class A shares for aggregate net proceeds to the Company of $84,361,655. The gross sales charges for the sale of Class A shares of the Company for the fiscal year ended November 30, 1995 were $19,143, of which $17,301 was received by Merrill Lynch, and $1,842 was received by the Distributor. For the period October 21, 1994 (commencement of operations) to November 30, 1994, the Company sold 24,298 Class D shares for aggregate net proceeds to the Company of $323,555. The gross sales charges for the sale of its Class D shares for the period October 21, 1994 (commencement of operations) to November 30, 1994, were $2,724, of which $2,570 was received by Merrill Lynch, and $154 was received by the Distributor. For the fiscal year ended November 30, 1995, the Company sold 705,152 Class D shares for aggregate net proceeds to the Company of $8,594,947. The gross sales charges for the sale of Class D shares of the Company for the fiscal year ended November 30, 1995 were $14,803, of which $13,922 was received by Merrill Lynch and $881 was received by the Distributor. During such periods, the Distributor received no contingent deferred sales charges with respect to redemptions within one year after purchase of Class A or Class D shares purchased subject to front-end sales charge waivers.

     The term "purchase" as used in the Prospectus and this Statement of Additional Information refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company", as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Company or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term "purchase" also includes purchases by employee benefit plans not qualified under Section 401 of the Code, including purchases by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise, of shares of the Company. Purchases by such a company or non-qualified employee benefit plan will qualify for the quantity discounts discussed above only if the Company and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Company's Prospectus available to individual investors or employees and forwarding investments by such persons to the Company and by any such employer or plan bearing the expense of any payroll deduction plan.


     Closed-End Fund Investment Option. Class A shares of the Company and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Investment Adviser or its affiliate, FAM, who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(SM) System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994, and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to purchase Class A shares) or Class D shares of the Company and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Company. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Company and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Company. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Company. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Company's shares on such day.


REDUCED INITIAL SALES CHARGES

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Company subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Company and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Company or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Company's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Company and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Company that creates a sales charge will count toward completing a new or existing Letter of Intention from the Company.

     Merrill Lynch Blueprint(SM) Program. Class D shares of the Company are offered to participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class D shares of the Company through Blueprint will acquire the Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, $300.01 to $5,000 at 3.25% plus $3.00 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). Class D shares of the Company are offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D shareholders through Blueprint, however, may differ from those available to other investors in Class D shares.


     Class A and Class D shares are offered at net asset value, to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans whose trustee and/or plan sponsor offers the Merrill Lynch Directed IRA Rollover Program.


     Orders for purchases and redemptions of Class A or Class D shares of the Company may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0041.

     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.


     Employee Access Accounts(SM). Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.



     Purchase Privilege of Certain Persons. Directors of the Company, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Company at net asset value.

     Class D shares of the Company are offered at net asset value, without sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied. First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Company with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Company, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.



     Class D shares of the Company are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Company with proceeds from a redemption of shares of such other mutual fund, and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.



     Class D shares of the Company are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Company with proceeds from the redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption, and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.


     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Company which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Company. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Company, (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Company's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Company may acquire through such transactions restricted or illiquid securities to the extent the Company does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS.



     Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.


DISTRIBUTION PLANS

     Reference is made to "Purchase of Shares -- Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Company to the Distributor with respect to such classes.

     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Company and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Company, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Company and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Company. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Company without the approval of the related class of shareholder, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting for that purpose. Rule 12b-1 further requires that the Company preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Company, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Company to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waivering the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Company will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Company rather than to the Distributor; however, the Company will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


     The following table sets forth comparative information as of November 30, 1995, with respect to the Class B and Class C shares of the Company indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to Class B shares, the Distributor's voluntary maximum.



                                                            DATA CALCULATED AS OF NOVEMBER 30, 1995
                                     --------------------------------------------------------------------------------------
                                                                                                                  ANNUAL
                                                                                                               DISTRIBUTION
                                               ALLOWABLE   ALLOWABLE                 AMOUNTS                      FEE AT
                                     ELIGIBLE  AGGREGATE    INTEREST    MAXIMUM     PREVIOUSLY     AGGREGATE     CURRENT
                                      GROSS      SALES     ON UNPAID    AMOUNT       PAID TO        UNPAID      NET ASSET
                                     SALES(1)   CHARGES    BALANCE(2)   PAYABLE   DISTRIBUTOR(3)    BALANCE      LEVEL(4)
                                     -------   ---------   ----------   -------   --------------   ---------   ------------
                                                                         (IN THOUSANDS)
CLASS B SHARES, FOR THE PERIOD
  OCTOBER 21, 1988 (COMMENCEMENT OF
  OPERATIONS) TO NOVEMBER 30, 1995:
Under NASD Rule As Adopted.........  $67,389    $ 4,212       $990      $5,202        $1,815        $ 3,387        $333
Under Distributor's Voluntary
  Waiver...........................  $67,389    $ 4,212       $337      $4,549        $1,815        $ 2,734        $333
CLASS C SHARES, FOR THE PERIOD
  OCTOBER 21, 1994 (COMMENCEMENT OF
  OPERATIONS) TO NOVEMBER 30, 1995:
Under NASD Rule As Adopted.........  $   476    $    30       $  2      $   32        $    2        $    30        $  3


---------------
(1) Purchase price of all eligible Class B or Class C shares sold during period indicated other than shares acquired through dividend reinvestment and the exchange privilege.

(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1%, as permitted under the NASD Rule.


(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 7, 1993, under the distribution plan in effect at that time, at the 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares -- Distribution Plans" in the Prospectus.


(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to Class B shares, the voluntary maximum.

                              REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Company shares.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Company is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Company.

     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Company at such time.

DEFERRED SALES CHARGES -- CLASS B AND CLASS C SHARES


     As discussed in the Prospectus under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares", while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended November 30, 1993, 1994 and 1995, the Distributor received CDSCs of $33,249, $54,858 and $89,423, respectively, with regard to redemptions of Class B shares, all of which was paid to Merrill Lynch. For the period October 21, 1994 (commencement of operations) to November 30, 1994, the Distributor received no CDSCs with regard to redemptions of Class C shares. For the fiscal year ended November 30, 1995, the Distributor received CDSCs of $97 with regard to redemptions of Class C shares, all of which was paid to Merrill Lynch.


     Merrill Lynch Blueprint(SM) Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Company are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other investors in Class B shares. Orders for purchases and redemptions of Class B shares of the Company will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase order is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of the Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     Retirement Plans. Any Retirement Plan which does not meet the qualifications to purchase Class A or Class D shares at net asset value has the option of purchasing Class A or Class D shares at the sales charge schedule disclosed in the Prospectus, or if the Retirement Plan meets the following requirements, then it may purchase Class B shares with a waiver of the CDSC upon redemption. The CDSC is waived for any Eligible 401(k) Plan redeeming Class B shares. "Eligible 401(k) Plan" is defined as a retirement plan qualified under
Section 401(k) of the Code with a salary reduction feature offering a menu of investments to plan participants. The CDSC is also waived for redemptions from a 401(a) plan qualified under the Code, provided, however, that each such plan has the same or an affiliated sponsoring employer as an Eligible 401(k) Plan purchasing Class B shares of MLAM-advised mutual funds ("Eligible 401(a) Plan"). Other tax qualified retirement plans within the meaning of Section 401(a) and 403(b) of the Code which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a menu of investments) by independent administration firms contracted through Merrill Lynch also may purchase Class B shares with a waiver of the CDSC. The CDSC is also waived for any Class B shares which are purchased by an Eligible 401(k) Plan or Eligible 401(a) Plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The minimum initial and subsequent purchase requirements are waived in connection with all the above referenced Retirement Plans.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Directors of the Company, the Investment Adviser is primarily responsible for the execution of the Company's portfolio transactions and the allocation of brokerage. In executing such transactions, the Investment Adviser seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Company does not necessarily pay the lowest commission or spread available. The Company has no obligation to deal with any broker or group of brokers in execution of transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Company. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Company may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies. In addition, consistent with the Rules of Fair Practice of the

NASD and policies established by the Board of Directors of the Company, the Investment Adviser may consider sales of shares of the Company as a factor in the selection of brokers or dealers to execute portfolio transactions for the Company.

     The Company anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Company will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

     Foreign equity securities may be held by the Company in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges or traded in over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., as well as GDRs traded in the U.S., will be subject to negotiated commission rates.

     The Company may invest in securities traded in the over-the-counter markets and intends to deal directly with the dealers who make markets in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Company and persons who are affiliated with such affiliated persons are prohibited from dealing with the Company as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, the Company will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, affiliated persons of the Company may serve as its broker in over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. See "Investment Objective and Policies -- Investment Restrictions".


     For the fiscal year ended November 30, 1993, the Company paid brokerage commissions of $138,617. Merrill Lynch and its affiliates received $4,128, or 3.0%, of such amount for effecting transactions involving 3.4% of the aggregate dollar amount of transactions in which the Company paid brokerage commissions.


     For the fiscal year ended November 30, 1994, the Company paid brokerage commissions of $994,994. Merrill Lynch and its affiliates received $20,959, or 2.1%, of such amount for effecting transactions involving 2.1% of the aggregate dollar amount of transactions in which the Company paid brokerage commissions.


     For the fiscal year ended November 30, 1995, the Company paid brokerage commissions of $1,122,486. Merrill Lynch and its affiliates received $38,165, or 3.4%, of such amount for effecting transactions involving 3.2% of the aggregate dollar amount of transactions in which the Company paid brokerage commissions.


     The Board of Directors has considered the possibilities of seeking to recapture for the benefit of the Company brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Company. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

     Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement disclosing the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Securities and Exchange Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Company in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Company and annual statements as to aggregate compensation will be provided to the Company.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of the Company is determined once daily Monday through Friday as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time), on each day during which the New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The Company also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Company is required to sell or redeem shares. Net asset value is computed by dividing the value of the securities held by the Company plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fee payable to the Investment Adviser and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of its Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Company. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrued differentials among the classes.

     Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. When the Company writes a call option, the amount of the premium received is recorded on the books of the Company as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Company are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.


     Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Company's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Company's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Directors.

                              SHAREHOLDER SERVICES

     The Company offers a number of shareholder services described below which are designed to facilitate investment in its shares. Certain of such services are not available to investors who place orders for the Company's shares through the Merrill Lynch Blueprint(SM) Program. Full details as to each of such services and copies of the various plans described below can be obtained from the Company, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the transfer agent has an Investment Account and will receive statements at least quarterly from the transfer agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Fund's transfer agent.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the transfer agent.

     Shareholders considering transferring their Class A shares or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Company, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the transfer agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Company, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.


AUTOMATIC INVESTMENT PLANS


     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the transfer agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Company's Automatic Investment Plan whereby the Company is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. An investor whose shares of the Company are held within a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Company in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Company. Such reinvestment will be at the net asset value of shares of the Company as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

     Shareholders may, at any time, notify the transfer agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of the Company or vice versa, and commencing ten days after receipt by the transfer agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS -- CLASS A AND CLASS D SHARES

     A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Company having a value, based upon cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.


     At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business of the New York Stock Exchange (generally, 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the Exchange is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are automatically reinvested in Class A or Class D shares of the Company, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Company, the Company's transfer agent or the Distributor.


     Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be correspondingly reduced. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Company will not knowingly accept purchase orders for Class A or Class D shares of the Company from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.


     Alternatively, a Class A or Class D shareholder whose shares are held with a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R)/CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month; bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month; and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The CMA(R)/CBA(R) Systematic Redemption Program is not available if Company shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R)/CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch financial consultant.

EXCHANGE PRIVILEGE


     Shareholders of each class of shares of the Company have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Company for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Company is "tacked" to the holding period for the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C, or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.


     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Company generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced or without a sales charge.

     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, ("new Class B or Class C shares") of another MLAM-advised mutual fund on the basis of relative net asset value per Class B or Class C share without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Company exercising the exchange privilege will continue to be subject to the Company's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Company acquired through use of the exchange privilege will be subject to the Company's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period for the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Company for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Company Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Company Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.



     The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be reexchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the conversion period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held.



     Shareholders also may exchange shares of the Company into shares of a money market fund advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of the Company may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of that fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Company for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Company Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption the 2% CDSC that would have been due had the Class B shares of the Company been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.

     Set forth below is a description of the investment objectives of the other funds into which exchanges can be made:

Funds issuing Class A, Class B, Class C and Class D Shares:

MERRILL LYNCH ADJUSTABLE RATE
  SECURITIES FUND, INC. ........   High current income consistent with a policy
                                     of limiting the degree of fluctuation in net asset value by investing primarily in a portfolio of adjustable rate securities, consisting principally of mortgage-backed and asset-backed securities.

MERRILL LYNCH AMERICAS INCOME
  FUND, INC. ...................   A high level of current income, consistent
                                     with prudent investment risk, by investing primarily in debt securities denominated in a currency of a country located in the Western Hemisphere (i.e., North and South America and the surrounding waters).

MERRILL LYNCH ARIZONA LIMITED
  MATURITY MUNICIPAL BOND
  FUND..........................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Arizona Municipal Bonds.

MERRILL LYNCH ARIZONA MUNICIPAL
  BOND FUND.....................   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Arizona income taxes as is consistent with prudent investment management.

MERRILL LYNCH ARKANSAS MUNICIPAL
  BOND FUND.....................   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Arkansas income taxes as is consistent with prudent investment management.

MERRILL LYNCH ASSET GROWTH
  FUND, INC. ...................   High total investment return, consistent with
                                     prudent risk, from investment in United
                                     States and foreign equity, debt and money market securities the combination of which will be varied both with respect to types of securities and markets in response to changing market and economic trends.

MERRILL LYNCH ASSET INCOME
  FUND, INC. ...................   A high level of current income through
                                     investment primarily in United States fixed income securities.


MERRILL LYNCH BASIC VALUE
  FUND, INC. ...................   Capital appreciation and, secondarily, income
                                     through investment in securities, primarily equities, that are undervalued and therefore represent basic investment value.


MERRILL LYNCH CALIFORNIA INSURED
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch California
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide shareholders with as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a portfolio consisting primarily of insured California Municipal Bonds.

MERRILL LYNCH CALIFORNIA
  LIMITED MATURITY MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade California Municipal Bonds.

MERRILL LYNCH CALIFORNIA
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch California
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     California income taxes as is consistent with prudent investment management.

MERRILL LYNCH CAPITAL
  FUND, INC. ...................   The highest total investment return
                                     consistent with prudent risk through a
                                     fully managed investment policy utilizing equity, debt and convertible securities.

MERRILL LYNCH COLORADO
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Colorado income taxes as is consistent with prudent investment management.

MERRILL LYNCH CONNECTICUT
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Connecticut income taxes as is consistent with prudent investment management.

MERRILL LYNCH CORPORATE BOND
  FUND, INC. ...................   Current income from three separate
                                     diversified portfolios of fixed income
                                     securities.

MERRILL LYNCH DEVELOPING CAPITAL
  MARKETS FUND, INC. ...........   Long-term capital appreciation through
                                     investment in securities, principally
                                     equities, of issuers in countries having smaller capital markets.

MERRILL LYNCH DRAGON
  FUND, INC. ...................   Capital appreciation primarily through
                                     investment in equity and debt securities of issuers domiciled in developing countries located in Asia and the Pacific Basin, other than Japan, Australia and New Zealand.

MERRILL LYNCH EUROFUND .........   Capital appreciation primarily through
                                     investment in equity securities of
                                     corporations domiciled in Europe.

MERRILL LYNCH FEDERAL
  SECURITIES TRUST .............   High current return through investments in
                                     U.S. Government and Government agency
                                     securities, including GNMA mortgage-backed certificates and other mortgage-backed Government securities.

MERRILL LYNCH FLORIDA
  LIMITED MATURITY MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal income taxes as is consistent with prudent investment management while serving to offer shareholders the opportunity to own securities exempt from Florida intangible personal property taxes through investment in a portfolio primarily of intermediate-term investment grade Florida Municipal Bonds.

MERRILL LYNCH FLORIDA MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal income taxes as is consistent with prudent investment management while seeking to offer shareholders the opportunity to own securities exempt from Florida intangible personal property taxes.

MERRILL LYNCH FUND FOR
  TOMORROW, INC. ...............   Long-term growth through investment in a
                                     portfolio of good quality securities,
                                     primarily common stock, potentially
                                     positioned to benefit from demographic and cultural changes as they affect consumer markets.

MERRILL LYNCH FUNDAMENTAL GROWTH
  FUND, INC. ...................   Long-term growth of capital through
                                     investment in a diversified portfolio of equity securities placing particular emphasis on companies that have exhibited an above-average growth rate in earnings.


MERRILL LYNCH FUNDAMENTAL VALUE
  PORTFOLIO (available only for
  exchanges by certain
  individual retirement accounts
  for which Merrill Lynch acts
  as custodian and by certain
  CBA(R) Accounts and CMA(R)
  Sub-Accounts).................   A portfolio of Merrill Lynch Asset Builder
                                     Program, Inc., a series fund, whose
                                     objective is to provide capital
                                     appreciation and income by investing in
                                     securities, with at least 65% of the
                                     portfolio's assets being invested in
                                     equities.


MERRILL LYNCH GLOBAL ALLOCATION
  FUND, INC.....................   High total return consistent with prudent
                                     risk, through a fully managed investment policy utilizing U.S. and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to the types of securities and markets in response to changing market and economic trends.


MERRILL LYNCH GLOBAL BOND FUND
  FOR INVESTMENT AND
  RETIREMENT....................   High total investment return from investment
                                     in a global portfolio of debt instruments denominated in various currencies and multinational currency units.

MERRILL LYNCH GLOBAL CONVERTIBLE
  FUND, INC.....................   High total return from investment primarily
                                     in an internationally diversified portfolio of convertible debt securities, convertible preferred stock and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options.


MERRILL LYNCH GLOBAL OPPORTUNITY
  PORTFOLIO (available only for
  exchanges by certain
  individual retirement accounts
  for which Merrill Lynch acts
  as custodian and by certain
  CBA(R) Accounts and CMA(R)
  Sub-Accounts).................   A portfolio of Merrill Lynch Asset Builder
                                     Program, Inc., a series fund, whose
                                     objective is to provide a high total
                                     investment return through an investment
                                     policy utilizing United States and foreign equity, debt and money market securities, the combination of which will vary depending upon changing market and economic trends.


MERRILL LYNCH GLOBAL RESOURCES
  TRUST.........................   Long-term growth and protection of capital
                                     from investment in securities of domestic and foreign companies that possess substantial natural resource assets.

MERRILL LYNCH GLOBAL SMALLCAP
  FUND, INC.....................   Long-term growth of capital by investing
                                     primarily in equity securities of companies with relatively small market capitalizations located in various foreign countries and in the United States.

MERRILL LYNCH GLOBAL UTILITY
  FUND, INC.....................   Capital appreciation and current income
                                     through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

MERRILL LYNCH GROWTH FUND
  FOR INVESTMENT AND
  RETIREMENT....................   Growth of capital and, secondarily, income
                                     from investment in a diversified portfolio of equity securities placing principal emphasis on those securities which management of the fund believes to be undervalued.

MERRILL LYNCH GROWTH OPPORTUNITY
  PORTFOLIO (available only for
  exchanges by certain
  individual retirement accounts
  for which Merrill Lynch acts
  as custodian and by certain
  CBA(R) Accounts and CMA(R)
  Sub-Accounts..................   A portfolio of Merrill Lynch Asset Builder
                                     Program, Inc., a series fund, whose
                                     objective is to seek long-term growth of capital by investing in a portfolio of equity securities placing particular emphasis on companies that have exhibited above-average growth rates in earnings.


MERRILL LYNCH HEALTHCARE FUND,
  INC. (residents of Wisconsin
  must meet investor suitability
  standards)....................   Capital appreciation through worldwide
                                     investment in equity securities of
                                     companies that derive or are expected to derive a substantial portion of their sales from products and services in healthcare.

MERRILL LYNCH INTERNATIONAL
  EQUITY FUND...................   Capital appreciation and, secondarily, income
                                     by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States.

MERRILL LYNCH LATIN AMERICA
  FUND, INC.....................   Capital appreciation by investing primarily
                                     in Latin American equity and debt
                                     securities.

MERRILL LYNCH MARYLAND
  MUNICIPAL BOND FUND...........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Maryland income taxes as is consistent with prudent investment management.

MERRILL LYNCH MASSACHUSETTS
  LIMITED MATURITY MUNICIPAL
  BOND FUND.....................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Massachusetts income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Massachusetts Municipal Bonds.

MERRILL LYNCH MASSACHUSETTS
  MUNICIPAL BOND FUND...........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Massachusetts income taxes as is consistent with prudent investment management.

MERRILL LYNCH MICHIGAN LIMITED
  MATURITY MUNICIPAL BOND
  FUND..........................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Michigan income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Michigan Municipal Bonds.

MERRILL LYNCH MICHIGAN MUNICIPAL
  BOND FUND.....................   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Michigan income taxes as is consistent with prudent investment management.

MERRILL LYNCH MINNESOTA
  MUNICIPAL BOND FUND...........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Minnesota income taxes as is consistent
                                     with prudent investment management.

MERRILL LYNCH MUNICIPAL BOND
  FUND, INC.....................   Tax-exempt income from three separate
                                     diversified portfolios of municipal bonds.

MERRILL LYNCH MUNICIPAL
  INTERMEDIATE TERM FUND........   Currently the only portfolio of Merrill Lynch
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level as possible of income exempt from
                                     Federal income taxes by investing in
                                     investment grade obligations with a dollar weighted average maturity of five to twelve years.

MERRILL LYNCH NEW JERSEY
  LIMITED MATURITY MUNICIPAL
  BOND FUND.....................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and New Jersey income taxes as is consistent with prudent investment management through a portfolio primarily of intermediate-term investment grade New Jersey Municipal Bonds.

MERRILL LYNCH NEW JERSEY
  MUNICIPAL BOND FUND...........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and New
                                     Jersey income taxes as is consistent with prudent investment management.

MERRILL LYNCH NEW MEXICO
  MUNICIPAL BOND FUND...........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and New
                                     Mexico income taxes as is consistent with prudent investment management.

MERRILL LYNCH NEW YORK LIMITED
  MATURITY MUNICIPAL BOND
  FUND..........................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade New York Municipal Bonds.

MERRILL LYNCH NEW YORK
  MUNICIPAL BOND FUND...........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal, New
                                     York State and New York City income taxes as is consistent with prudent investment management.

MERRILL LYNCH NORTH CAROLINA
  MUNICIPAL BOND FUND...........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     North Carolina income taxes as is
                                     consistent with prudent investment
                                     management.

MERRILL LYNCH OHIO MUNICIPAL
  BOND FUND.....................   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Ohio income taxes as is consistent with
                                     prudent investment management.

MERRILL LYNCH OREGON MUNICIPAL
  BOND FUND.....................   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Oregon income taxes as is consistent with prudent investment management.

MERRILL LYNCH PACIFIC FUND,
INC.............................   Capital appreciation by investing in equity
                                     securities of corporations domiciled in Far
                                     Eastern and Western Pacific countries,
                                     including Japan, Australia, Hong Kong and
                                     Singapore.

MERRILL LYNCH PENNSYLVANIA
  LIMITED MATURITY MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Pennsylvania income taxes as is consistent with prudent investment management through investment in a portfolio of intermediate-term investment grade Pennsylvania Municipal Bonds.

MERRILL LYNCH PENNSYLVANIA
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Pennsylvania income taxes as is consistent with prudent investment management.

MERRILL LYNCH PHOENIX
  FUND, INC. ...................   Long-term growth of capital by investing in
                                     equity and fixed income securities,
                                     including tax-exempt securities, of issuers in weak financial condition or experiencing poor operating results believed to be undervalued relative to the current or prospective condition of such issuer.

MERRILL LYNCH QUALITY BOND
  PORTFOLIO (Available only for
  exchanges by certain
  individual retirement accounts
  for which Merrill Lynch acts
  as custodian and by certain
  CBA(R) Accounts and CMA(R)
  Sub-Accounts) ................   A portfolio of Merrill Lynch Asset Builder
                                     Program, Inc., a series fund, whose
                                     objective is to provide a high level of
                                     current income through investment in a
                                     diversified portfolio of debt obligations, such as corporate bonds and notes, convertible securities, preferred stocks and governmental obligations.


MERRILL LYNCH SHORT-TERM GLOBAL
  INCOME FUND, INC. ............   As high a level of current income as is
                                     consistent with prudent investment
                                     management from a global portfolio of high quality debt securities denominated in various currencies and multinational currency units and having remaining maturities not exceeding three years.

MERRILL LYNCH SPECIAL VALUE
  FUND, INC. ...................   Long-term growth of capital from investments
                                     in securities, primarily common stocks, of relatively small companies believed to have special investment value and emerging growth companies regardless of size.

MERRILL LYNCH STRATEGIC
  DIVIDEND FUND ................   Long-term total return from investment in
                                     dividend paying common stocks which yield more than Standard & Poor's 500 Composite Stock Price Index.

MERRILL LYNCH TECHNOLOGY
  FUND, INC. ...................   Capital appreciation through worldwide
                                     investment in equity securities of
                                     companies that derive or are expected to derive a substantial portion of their sales from products and services in technology.

MERRILL LYNCH TEXAS MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal income taxes as is consistent with prudent investment management by investing primarily in a portfolio of long-term, investment grade obligations issued by the State of Texas, its political subdivisions, agencies and instrumentalities.

MERRILL LYNCH U.S. GOVERNMENT
  SECURITIES PORTFOLIO
  (available only for exchanges
  by certain individual
  retirement accounts for which
  Merrill Lynch acts as
  custodian and by certain
  CBA(R) Accounts and CMA(R)
  Sub-Accounts) ................   A portfolio of Merrill Lynch Asset Builder
                                     Program, Inc., a series fund, whose
                                     objective is to provide a high current
                                     return through investments in U.S.
                                     Government and government agency
                                     securities, including GNMA mortgage-backed certificates and other mortgage-backed government securities.


MERRILL LYNCH UTILITY INCOME
  FUND, INC. ...................   High current income through investment in
                                     equity and debt securities issued by
                                     companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

MERRILL LYNCH WORLD INCOME FUND,
  INC. .........................   High current income by investing in a global
                                     portfolio of fixed income securities
                                     denominated in various currencies,
                                     including multinational currencies.

Class A Share Money Market Funds:

MERRILL LYNCH READY
  ASSETS TRUST .................   Preservation of capital, liquidity and the
                                     highest possible current income consistent with the foregoing objectives from the short-term money market securities in which the Trust invests.

MERRILL LYNCH RETIREMENT
  RESERVES MONEY FUND (available
  only for exchanges within
  certain retirement plans) ....   Currently the only portfolio of Merrill Lynch
                                     Retirement Series Trust, a series fund,
                                     whose objectives are current income,
                                     preservation of capital and liquidity
                                     available from investing in a diversified portfolio of short-term money market securities.

MERRILL LYNCH U.S.A. GOVERNMENT
  RESERVES .....................   Preservation of capital, current income and
                                     liquidity available from investing in
                                     direct obligations of the U.S. Government and repurchase agreements relating to such securities.

MERRILL LYNCH U.S. TREASURY
  MONEY FUND ...................   Preservation of capital, liquidity and
                                     current income through investment
                                     exclusively in a diversified portfolio of short-term marketable securities which are direct obligations of the U.S. Treasury.

Class B, Class C and Class D Share Money Market Funds:

MERRILL LYNCH GOVERNMENT
  FUND .........................   A portfolio of Merrill Lynch Funds for
                                     Institutions Series, a series fund, whose objective is to provide current income consistent with liquidity and security of principal from investment in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in repurchase agreements secured by such obligations.

MERRILL LYNCH INSTITUTIONAL
  FUND .........................   A portfolio of Merrill Lynch Funds for
                                     Institutions Series, a series fund, whose objective is to provide maximum current income consistent with liquidity and the maintenance of a high quality portfolio of money market securities.

MERRILL LYNCH INSTITUTIONAL
  TAX-EXEMPT FUND ..............   A portfolio of Merrill Lynch Funds for
                                     Institutions Series, a series fund, whose objective is to provide current income exempt from Federal income taxes, preservation of capital and liquidity available from investing in a diversified portfolio of short term, high quality municipal bonds.

MERRILL LYNCH TREASURY FUND ....   A portfolio of Merrill Lynch Funds for
                                     Institutions Series, a series fund, whose objective is to provide current income consistent with liquidity and security of principal from investment in direct obligations of the U.S. Treasury and up to 10% of its total assets in repurchase agreements secured by such obligations.

     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

     To exercise the exchange privilege, shareholders should contact their Merrill Lynch financial consultant who will advise the Company of the exchange. Shareholders of the Company, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Company reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Securities and Exchange Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                                     TAXES

     The Company intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Company (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Company intends to distribute substantially all of such income.


     Dividends paid by the Company from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Company shares. Any loss upon the sale or exchange of Company shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Company's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).



     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Company. Not later than 60 days after the close of its taxable year, the Company will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. A portion of the Company's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Company will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year or such other method as the Internal Revenue Service may prescribe. If the Company pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Company and received by its shareholders on December 31 of the year in which such dividend was declared.



     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.


     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company or who, to the Company's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Dividends and interest received by the Company may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Company. If more than 50% in value of the Company's total assets at the close of its taxable year consists of securities of foreign corporations, the Company will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Company will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Company's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Company will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Company will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Company on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Company will be disallowed if other Company shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     The Code requires the RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Company intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Company's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Company will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.


     The Company may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield bonds"), as previously described. Some of these high yield bonds may be purchased at a discount and may therefore cause the Company to accrue income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield bonds is a domestic corporation, dividend payments by the Company will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.


TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS


     The Company may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such options or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Company elects to have gain or loss treated as ordinary gain or loss under Code
Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Company may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Company solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.


     A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Company may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.


     Code Section 1092, which applies to certain "straddles", may affect the taxation of the Company's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Company may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.


     One of the requirements for qualification as a RIC is that less than 30% of the Company's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Company may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Company qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Company.


     Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Company may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of
Section 988 is elected by the Company. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Company's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Company would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Company shares, and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Company shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Company solely to reduce the risk of currency fluctuations with respect to its investments.



     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.


     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Company.

                                PERFORMANCE DATA

     From time to time the Company may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Company's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Securities and Exchange Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Company also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time.

     Set forth in the tables below is total return information for the Class A, Class B, Class C and Class D shares of the Company for the periods indicated.


                                                     CLASS A SHARES                      CLASS B SHARES
                                            ---------------------------------   ---------------------------------
                                                                 REDEEMABLE                          REDEEMABLE
                                                                 VALUE OF A                          VALUE OF A
                                                                HYPOTHETICAL                        HYPOTHETICAL
                                             EXPRESSED AS A        $1,000        EXPRESSED AS A        $1,000
                                            PERCENTAGE BASED     INVESTMENT     PERCENTAGE BASED     INVESTMENT
                                            ON A HYPOTHETICAL    AT THE END     ON A HYPOTHETICAL    AT THE END
                  PERIOD                    $1,000 INVESTMENT   OF THE PERIOD   $1,000 INVESTMENT   OF THE PERIOD
                  ------                    -----------------   -------------   -----------------   -------------
                                                                 AVERAGE ANNUAL TOTAL RETURN
                                                        (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended November 30, 1995..........          6.99%         $1,069.90            7.78%          $1,077.80
Five Years Ended November 30, 1995........          9.48%         $1,572.50            9.53%          $1,576.40
Ten Years Ended November 30, 1995.........         10.91%         $2,817.40
Inception (July 2, 1984) to
  November 30, 1995.......................         12.46%         $3,821.90
Inception (October 21, 1988) to
  November 30, 1995.......................                                             8.47%          $1,783.50
                                                                          ANNUAL TOTAL RETURN
                                                             (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended November 30, 1995..............         12.92%         $1,129.20           11.78%          $1,117.80
Year Ended November 30, 1994..............          4.39%         $1,043.90            3.32%          $1,033.20
Year Ended November 30, 1993..............         19.16%         $1,191.60           17.87%          $1,178.70
Year Ended November 30, 1992..............         10.67%         $1,106.70            9.58%          $1,095.80
Year Ended November 30, 1991..............          6.77%         $1,067.70            5.67%          $1,056.70
Year Ended November 30, 1990..............         (4.90)%        $  951.00           (5.88)%         $  941.20
Year Ended November 30, 1989..............         19.36%         $1,193.60           18.22%          $1,182.20
Year Ended November 30, 1988..............         17.59%         $1,175.90
Year Ended November 30, 1987..............          0.67%         $1,006.70
Year Ended November 30, 1986..............         33.34%         $1,333.40
Year Ended November 30, 1985..............         31.69%         $1,316.90
Inception (July 2, 1984) to
  November 30, 1984.......................          3.01%         $1,030.10
Inception (October 21, 1988) to
  November 30, 1988.......................                                             1.68%          $1,016.80
                                                                        AGGREGATE TOTAL RETURN
                                                             (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (July 2, 1984) to
  November 30, 1995.......................        282.19%         $3,821.90
Inception (October 21, 1988) to
  November 30, 1995.......................                                            78.35%          $1,783.50

                                           CLASS C SHARES                          CLASS D SHARES
                                 -----------------------------------     -----------------------------------
                                                        REDEEMABLE                              REDEEMABLE
                                                        VALUE OF A                              VALUE OF A
                                                       HYPOTHETICAL                            HYPOTHETICAL
                                  EXPRESSED AS A          $1,000          EXPRESSED AS A          $1,000
                                 PERCENTAGE BASED       INVESTMENT       PERCENTAGE BASED       INVESTMENT
                                 ON A HYPOTHETICAL      AT THE END       ON A HYPOTHETICAL      AT THE END
            PERIOD               $1,000 INVESTMENT     OF THE PERIOD     $1,000 INVESTMENT     OF THE PERIOD
            ------               -----------------     -------------     -----------------     -------------
                                                         AVERAGE ANNUAL TOTAL RETURN
                                                (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended November 30,
  1995.........................        10.69%            $1,106.90               6.81%           $1,068.10
Inception (October 21, 1994) to
  November 30, 1995............         6.13%            $1,068.30               1.97%           $1,021.90

                                                             ANNUAL TOTAL RETURN
                                                (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended November 30, 1995...        11.69%            $1,116.90              12.73%           $1,127.30
Inception (October 21, 1994) to
  November 30, 1994............        (4.36)%           $  956.40               4.33%           $  956.70
                                                           AGGREGATE TOTAL RETURN
                                                (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21, 1994) to
  November 30, 1995............         6.83%            $1,068.30               2.19%           $1,021.90



     In order to reflect the reduced sales charges, in the case of Class A or Class D shares, or the waiver of the CDSC, in the case of Class B or Class C shares, applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares", respectively, the total return data quoted by the Company in advertisements directed to such investors may take into account a reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSC, a lower amount of expenses may be deducted.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES


     The Company was incorporated under Maryland law on March 7, 1984. At the date of this Statement of Additional Information, the Company has an authorized capital of 400,000,000 shares of Common Stock, par value of $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Each share of Class A, Class B, Class C and Class D Common Stock represents an interest in the same assets of the Company and is identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and that they have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Company may classify and reclassify the shares of the Company into additional classes of Common Stock at a future date.


     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Company does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Generally, under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 25% of the outstanding shares of the Company. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Company and in the net assets of the Company upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case. Shareholders may, in accordance with Maryland law, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors at the request of 25% of the outstanding shares of the Company. A Director may be removed at a special meeting of shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors.

     The Company was incorporated under the name "Merrill Lynch International Holdings, Inc." On November 1, 1993, the Company commenced doing business under the name "Merrill Lynch Global Holdings" and on October 21, 1994, changed its name to Merrill Lynch Global Holdings, Inc. As investing in overseas markets has become more common, the term "international fund" has widely come to mean one which invests exclusively outside the United States, whereas a "global fund" is one which may invest within the United States as well as in other markets. Management of the Company believes that the name "Merrill Lynch Global Holdings, Inc." better portrays the Company's worldwide investment capabilities, which include the ability to invest both within the United States and abroad.

COMPUTATION OF OFFERING PRICE PER SHARE


     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Company based on the value of the Company's net assets on November 30, 1995, and its shares outstanding on that date is as follows:



                                               CLASS A       CLASS B      CLASS C     CLASS D
                                            -------------  ------------  ---------  -----------
    Net Assets............................  $ 327,270,122  $ 44,387,530  $ 375,660  $ 3,459,095
                                             ============   ===========   ========   ==========
    Number of Shares Outstanding..........     23,592,389     3,316,793     28,069      249,936
                                             ============   ===========   ========   ==========
    Net Asset Value Per Share (net assets
      divided by number of shares
      outstanding)........................  $       13.87  $      13.38  $   13.38  $     13.84
    Sales Charge (for Class A and Class D
      shares: 5.25% of offering price
      (5.54% of net asset value per
      share))*............................            .77            **         **          .77
                                             ------------   -----------   --------   ----------
    Offering Price........................  $       14.64  $      13.38  $   13.38  $     14.61
                                             ============   ===========   ========   ==========


---------------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" in the Prospectus and "Redemption of Shares -- Deferred Sales
   Charges -- Class B and Class C Shares" herein.

INDEPENDENT AUDITORS


     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Company. The selection of independent auditors is subject to approval by the independent Directors of the Company. The independent auditors are responsible for auditing the annual financial statements of the Company.


CUSTODIAN

     The Chase Manhattan Bank, N.A., Global Securities Services, 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245 (the "Custodian"), acts as the custodian of the Company's assets. Under its contract with the Company, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Company to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Company's investments.

TRANSFER AGENT


     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Company's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Company -- Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

     Brown & Wood, One World Trade Center, New York, New York 10048-0557, is counsel for the Company.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Company ends on November 30 of each year. The Company sends to its shareholders at least semi-annually reports showing the Company's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION


     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Company has filed with the Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act, to which reference is hereby made.



     Certain Record Holders. On February 29, 1996, Merrill Lynch Trust entities owned of record an aggregate of 35.3% of the outstanding shares of the Company on behalf of certain employee retirement plan accounts for which such entities act as trustee. The address of Merrill Lynch Trust entities is P.O. Box 30538, New Brunswick, NJ 08989.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MERRILL LYNCH GLOBAL HOLDINGS, INC.:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Holdings, Inc. as of November 30, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Holdings, Inc. as of November 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Princeton, New Jersey

January 12, 1996

                         MERRILL LYNCH GLOBAL HOLDINGS, INC., NOVEMBER 30, 1995


SCHEDULE OF INVESTMENTS
(In US Dollars)

LATIN                                                                                                      Value   Percent of
AMERICA      Industries          Shares Held              Investments                      Cost          (Note 1a) Net Assets
Argentina    Beverages                70,000    Buenos Aires Embotelladora S.A.
             & Tobacco                          (BAESA) (ADR)*                         $  1,948,894     $  1,776,250    0.5%

             Energy                  120,000    Yacimientos Petroliferos Fiscales
                                                S.A.--Sponsored (ADR)*                    2,350,450        2,340,000    0.6

             Multi-Industry          300,000   +Compania Naviera Perez Companc
                                                S.A.C.F.I.M.F.A.                          1,396,267        1,455,728    0.4

                                                Total Investments in Argentina            5,695,611        5,571,978    1.5


Brazil       Forest Products         400,000    Aracruz Celulose S.A. (ADR)*              3,647,250        3,600,000    1.0
             & Paper

             Telecommuni-         40,000,000    Telecommunicacoes Brasileiras S.A.
             cations                            --Telebras PN (Preferred)                 1,420,105        1,971,014    0.5

                                                Total Investments in Brazil               5,067,355        5,571,014    1.5


Chile        Multi-Industry           26,667    GT Chilean Growth Fund (ADR)*               910,012        1,020,013    0.3

                                                Total Investments in Chile                  910,012        1,020,013    0.3


Mexico       Beverages &              45,000    Coca-Cola Femsa S.A. (ADR)*                 995,494          922,500    0.2
             Tobacco                  55,000   +Empresa La Moderna, S.A. de C.V.
                                                (ADR)*                                    1,390,798          811,250    0.2
                                      35,000    Panamerican Beverages, Inc.
                                                (Class A) (ADR)*                            991,514        1,128,750    0.3
                                                                                       ------------     ------------  ------
                                                                                          3,377,806        2,862,500    0.7

             Multi-Industry          350,000   +Grupo Carso, S.A. de C.V.                 2,446,931        1,948,069    0.5

                                                Total Investments in Mexico               5,824,737        4,810,569    1.2


                                                Total Investments in Latin America       17,497,715       16,973,574    4.5


NORTH
AMERICA


Canada       Telecommunications       50,000    Northern Telecom Ltd.                     1,474,875        2,018,750    0.5

                                                Total Investments in Canada               1,474,875        2,018,750    0.5


United       Banking                  60,000    UJB Financial Corp.                       1,246,915        2,010,000    0.5
States

             Broadcasting &          150,000    Time Warner Inc.                          4,851,407        6,000,000    1.6
             Publishing               80,000   +Viacom Inc. (Class A)                     2,832,749        3,850,000    1.0
                                                                                       ------------     ------------  ------
                                                                                          7,684,156        9,850,000    2.6

             Business &               36,000   +Microsoft Corp.                           1,503,000        3,132,000    0.8
             Public Services          75,000   +Molten Metal Technology, Inc.             1,557,457        2,756,250    0.7
                                      90,000   +Oracle Systems Corp.                        956,438        4,072,500    1.1
                                                                                       ------------     ------------  ------
                                                                                          4,016,895        9,960,750    2.6

             Chemicals                80,000    PPG Industries, Inc.                      3,106,850        3,630,000    1.0
                                      30,000    Rohm & Haas Co.                           1,621,175        1,807,500    0.5
                                                                                       ------------     ------------  ------
                                                                                          4,728,025        5,437,500    1.5

             Electrical               70,000   +Ultratech Stepper Inc.                      734,425        2,607,500    0.7
             Equipment

             Electronics Components   160,000  +General Instrument Corp.                  4,134,277        4,100,000    1.1

                                      50,000    Intel Corp.                                 751,250        3,037,500    0.8
                                      25,000    Motorola, Inc.                            1,305,925        1,531,250    0.4
                                      30,000    Texas Instruments Inc.                      987,728        1,736,250    0.5
                                                                                       ------------     ------------  ------
                                                                                          7,179,180       10,405,000    2.8

             Energy Sources          100,000    Enron Oil & Gas Co.                       1,736,928        2,100,000    0.6

             Food & Household         85,000   +Performance Food Group Co.                1,323,721        2,018,750    0.5
             Products

             Forest Products/         25,000    Georgia-Pacific Corp.                     1,820,250        1,943,750    0.5
             Paper & Packaging

             Health &                 36,900    Merck & Co.                               1,331,389        2,283,187    0.6
             Personal Care            66,700    Pfizer, Inc.                              3,253,890        3,868,600    1.0
                                      20,000    Procter & Gamble Co.                      1,341,200        1,727,500    0.5
                                                                                       ------------     ------------  ------
                                                                                          5,926,479        7,879,287    2.1

             Health Care              30,000   +PacifiCare Health Systems (Class B)       1,012,500        2,587,500    0.7
             Services                 44,800    United HealthCare Corp.                     737,136        2,816,800    0.8
                                      80,000   +Value Health Inc.                         2,374,800        2,010,000    0.5
                                                                                       ------------     ------------  ------
                                                                                          4,124,436        7,414,300    2.0

             Industrial--Other        80,000   +Varity Corp.                              2,572,027        3,100,000    0.8

             Insurance               100,000    AFLAC, Inc.                               2,812,130        4,075,000    1.1
                                      80,000    Mercury General Corp.                     2,462,000        3,780,000    1.0
                                                                                       ------------     ------------  ------
                                                                                          5,274,130        7,855,000    2.1

             Leisure & Tourism        80,000    McDonald's Corp.                          1,931,150        3,570,000    1.0
                                     125,000   +Mirage Resorts, Inc.                      1,927,525        4,234,375    1.1
                                      50,000    Walt Disney Co.                           1,653,250        3,006,250    0.8
                                                                                       ------------     ------------  ------
                                                                                          5,511,925       10,810,625    2.9

             Merchandising            90,000    The Home Depot, Inc.                      2,903,325        3,993,750    1.1

             Railroads                30,000    CSX Corp.                                 1,993,665        2,628,750    0.7
                                      20,000    Consolidated Rail Corp.                     931,200        1,397,500    0.4
                                                                                       ------------     ------------  ------
                                                                                          2,924,865        4,026,250    1.1

             Telecommunications       70,000    AT&T Corp.                                4,276,451        4,620,000    1.2
                                     105,000   +Airtouch Communications, Inc.             2,420,203        3,058,125    0.8
                                                                                       ------------     ------------  ------
                                                                                          6,696,654        7,678,125    2.0

                                                Total Investments in the
                                                United States                            66,404,336       99,090,587   26.4


                                                Total Investments in North America       67,879,211      101,109,337   26.9


PACIFIC
BASIN


Australia    Banking                 193,102    National Australia Bank, Ltd.             1,370,290        1,681,674    0.5

             Broadcasting &          300,256    News Corp., Ltd. (Ordinary)               1,600,183        1,572,473    0.4
             Publishing

             Insurance               104,674    Lend Lease Corp.                          1,327,152        1,447,343    0.4

             Metals                  300,000    Western Mining Corp.                      1,727,089        2,009,536    0.5

                                                Total Investments in Australia            6,024,714        6,711,026    1.8

                          MERRILL LYNCH GLOBAL HOLDINGS, INC., NOVEMBER 30, 1995

(In US Dollars)

PACIFIC
BASIN                                                                                                      Value   Percent of
(continued)  Industries          Shares Held              Investments                      Cost          (Note 1a) Net Assets
Hong Kong    Multi-Industry        1,512,573    First Pacific Co., Ltd.                $  1,248,973     $  1,642,741    0.4%
                                     400,000    Hutchison Whampoa Ltd.                    1,949,838        2,260,033    0.6
                                     500,000    Swire Pacific 'A' Ltd.                    2,453,484        3,781,806    1.0
                                                                                       ------------     ------------  ------
                                                                                          5,652,295        7,684,580    2.0

             Real Estate             400,000    Sun Hung Kai Properties, Ltd.             2,242,489        3,219,384    0.9

             Utilities--Gas        1,200,000    Hong Kong and China Gas Company Ltd.      1,873,089        1,962,660    0.5

                                                Total Investments in Hong Kong            9,767,873       12,866,624    3.4


Indonesia    Construction &          940,000    Jaya Real Property                        2,924,702        2,305,738    0.6
             Housing

             Telecommunications       40,000    P.T. Indonesian Satellite Corp.
                                                (ADR)*                                    1,256,238        1,370,000    0.4
                                      50,800   +P.T. Telekomunikasi (ADR)*                  939,403        1,066,800    0.3
                                                                                       ------------     ------------  ------
                                                                                          2,195,641        2,436,800    0.7

             Textiles                577,500    P.T. Indorama Synthetics (Foreign)        1,160,954        1,770,696    0.5

                                                Total Investments in Indonesia            6,281,297        6,513,234    1.8


Japan        Automobiles             120,000    Toyota Motor Corp.                        2,128,963        2,374,016    0.6

             Banking                 100,000    The Mitsubishi Bank, Ltd.                 2,554,993        2,185,039    0.6
                               US$ 1,000,000    The Mitsubishi Bank, Ltd.,
                                                3% due 11/30/2002                         1,000,000        1,098,800    0.3
                                      70,000    Sanwa Bank, Ltd.                          1,267,793        1,357,283    0.4
                                                                                       ------------     ------------  ------
                                                                                          4,822,786        4,641,122    1.3

             Broadcasting &          300,000    Tokyo Broadcasting System                 3,736,661        5,019,685    1.3
             Publishing

             Chemicals               300,000    Asahi Chemical Industry Co.               2,135,530        2,244,094    0.6
                                     250,000    Sumitomo Chemical Co.                     1,310,984        1,245,079    0.3
                                     200,000    Toray Industries, Inc.                    1,520,350        1,303,150    0.4
                                                                                       ------------     ------------  ------
                                                                                          4,966,864        4,792,323    1.3

             Construction &           30,500    Sho-Bond Construction                       998,930          996,654    0.3
             Housing

             Data Processing &       100,000    Canon Inc.                                1,715,881        1,761,811    0.5
             Reproduction

             Electrical &            300,000    Hitachi Ltd.                              3,154,652        3,041,339    0.8
             Electronics              29,000    Keyence Corp.                             2,038,471        3,567,913    1.0
                                     200,000    Matsushita Electric Industrial Co.        2,837,637        2,972,441    0.8
                                      85,000    Murata Manufacturing Co., Ltd.            2,448,383        3,053,642    0.8
                                     150,000    NEC Corporation                           1,997,076        1,919,291    0.5
                                     120,000    Omron Corp.                               2,151,001        2,681,102    0.7
                                     180,000    Sharp Corp.                               2,744,465        2,551,181    0.7
                                      65,000    Sony Music Entertainment (Japan) Inc.     2,980,367        2,910,925    0.8
                                     270,000    Sumitomo Electric Industry, Ltd.          2,968,251        3,162,402    0.8
                                                                                       ------------     ------------  ------
                                                                                         23,320,303       25,860,236    6.9

             Financial Services      200,000    Daiwa Securities Co., Ltd.                2,519,694        2,775,591    0.7
                                     200,000    Mitsubishi Trust & Banking Corp.          2,659,557        3,070,866    0.8

                                      50,000    Yamaichi Securities Company Ltd.            474,411          316,929    0.1
                                                                                       ------------     ------------  ------
                                                                                          5,653,662        6,163,386    1.6

             Insurance               250,000    Tokio Marine & Fire Insurance
                                                Co., Ltd.                                 3,142,441        2,854,331    0.8

             Machinery &             200,000   +Makino Milling Machine Co., Ltd.          1,422,848        1,692,913    0.5
             Engineering             350,000    Mitsubishi Heavy Industries Ltd.          2,575,289        2,793,799    0.7
                                                                                       ------------     ------------  ------
                                                                                          3,998,137        4,486,712    1.2

             Merchandising            40,000    Aoyama Trading Co.                        2,416,854        1,153,543    0.3
                                      60,000    Ito-Yokado Co., Ltd.                      2,604,246        3,318,898    0.9
                                     140,000    Marui Co., Ltd.                           2,534,838        2,618,110    0.7
                                                                                       ------------     ------------  ------
                                                                                          7,555,938        7,090,551    1.9

             Metals                1,000,000   +NKK Corp.                                 2,741,551        2,755,905    0.7
                                     800,000   +Sumitomo Metal Industries Co., Ltd.       2,594,374        2,433,071    0.6
                                                                                       ------------     ------------  ------
                                                                                          5,335,925        5,188,976    1.3

             Real Estate             250,000    Mitsui Fudosan Co., Ltd.                  3,097,952        3,100,394    0.8

             Telecommunications          150    DDI Corp.                                 1,100,771        1,207,677    0.3

             Utilities--                 357    Nippon Telephone & Telegragh Corp.
             Telecommunications                 (Ordinary)                                2,988,070        2,919,951    0.8

             Wholesale &             250,000    Mitsui & Co.                              1,780,475        2,121,063    0.6
             International
             Trade

                                                Total Investments in Japan               76,343,759       80,578,888   21.5


Malaysia     Banking                 583,333    Commerce Asset--Holding BHD               1,276,855        2,828,699    0.8

             Building Materials      300,000    Sungei Way Holdings BHD                   1,143,066          887,049    0.2

             Telecommunications      600,000   +Technology Resources Industries BHD       1,818,763        1,679,480    0.4
                                     300,000    Telekom Malaysia BHD                      1,491,009        2,235,364    0.6
                                                                                       ------------     ------------  ------
                                                                                          3,309,772        3,914,844    1.0

                                                Total Investments in Malaysia             5,729,693        7,630,592    2.0


New Zealand  Telecommunications      400,000    Telecom Corp. of New Zealand Ltd.
                                                (Class C) (ADR)*                          1,278,315        1,672,241    0.4

                                                Total Investments in New Zealand          1,278,315        1,672,241    0.4


Singapore    Banking                 150,000    Overseas Chinese Banking Corp.            1,513,249        1,797,872    0.5

             Broadcasting            100,000    Singapore Press Holdings Limited          1,476,852        1,581,560    0.4
             & Publishing

             Construction &          200,000    City Development Ltd.                     1,181,730        1,375,886    0.4
             Housing

             Multi-Industry          150,000    Keppel Corp. Ltd.                         1,089,994        1,234,043    0.3

                                                Total Investments in Singapore            5,261,825        5,989,361    1.6


South Korea  Banking                  91,875    Hanil Bank                                1,273,823        1,178,184    0.3

             Construction &           26,790   +Hyundai Engineering and
             Housing                            Construction Co.                            539,284        1,354,275    0.4
                                       1,834   +Hyundai Engineering and Construction
                                                Co. (New Shares)                             62,264           92,212    0.0
                                                                                       ------------     ------------  ------
                                                                                            601,548        1,446,487    0.4

             Electronics              30,000    LG Electronics Co.                        1,254,940        1,093,953    0.3
                                       1,283    LG Electronics Co. (New Shares)              36,720           46,119    0.0
                                                                                       ------------     ------------  ------
                                                                                          1,291,660        1,140,072    0.3

                         MERRILL LYNCH GLOBAL HOLDINGS, INC., NOVEMBER 30, 1995

(In US Dollars)

PACIFIC
BASIN                                                                                                      Value   Percent of
(concluded)  Industries          Shares Held              Investments                      Cost          (Note 1a) Net Assets
South        Steel                    38,000    Pohang Iron & Steel Co., Ltd.
Korea                                           (ADR)*                                 $    910,700     $    931,000    0.2%
(concluded)
             Utilities                40,000    Korea Electric Power Co.                  1,097,115        1,747,210    0.5

                                                Total Investments in South Korea          5,174,846        6,442,953    1.7


Thailand     Banking                  50,000    Bangkok Bank Public Company Ltd.            532,863          532,803    0.1

             Building                 20,000    Siam Cement Group                           638,270          962,227    0.3
             Materials

             Telecommunications       98,000    Advanced Information Services Inc.        1,098,643        1,558,648    0.4
                                     600,000   +Total Access Communication
                                                (ADR)*++                                  3,787,500        3,720,000    1.0
                                                                                       ------------     ------------  ------
                                                                                          4,886,143        5,278,648    1.4

                                                Total Investments in Thailand             6,057,276        6,773,678    1.8

                                                Total Investments in the
                                                Pacific Basin                           121,919,598      135,178,597   36.0


WESTERN
EUROPE


Austria      Energy                   21,000    OMV Aktiengesellschaft                    2,089,439        1,727,469    0.5

                                                Total Investments in Austria              2,089,439        1,727,469    0.5


Finland      Forest Products          40,000    Kymmene OY                                1,152,579        1,089,183    0.3

             Telecommunications       76,400    Nokia OY AS (Preferred)                   2,163,900        4,196,239    1.1

                                                Total Investments in Finland              3,316,479        5,285,422    1.4


France       Automobile               65,000    Michelin S.A.                             2,756,581        2,645,076    0.7

             Banking                  35,000    Credit Local de France S.A.               2,781,428        2,642,066    0.7

             Cosmetics                33,000    Christian Dior S.A.                       2,920,305        3,185,047    0.9

             Energy                   42,785    Total S.A. 'B'                            2,673,402        2,635,644    0.7

                                                Total Investments in France              11,131,716       11,107,833    3.0


Germany      Building                 11,500    Friedrich Grohe AG (Preferred)            2,939,739        2,464,059    0.7
             Materials                90,000   +Tarkett AG                                2,264,876        2,003,041    0.5
                                                                                       ------------     ------------  ------
                                                                                          5,204,615        4,467,100    1.2

             Machinery &              13,000    Jungheinrich AG (Preferred)               2,949,306        2,201,410    0.6
             Equipment

             Multi-Industry           10,000    Mannesmann AG                             3,229,897        3,218,828    0.8
                                      60,000    Vereinigte Elektrizitaets &
                                                Bergwerks AG (Veba)                       2,093,057        2,446,779    0.7
                                                                                       ------------     ------------  ------
                                                                                          5,322,954        5,665,607    1.5

             Recreation               25,000   +Adidas AG                                 1,198,703        1,332,250    0.3

                                                Total Investments in Germany             14,675,578       13,666,367    3.6


Italy        Telecommunications    2,600,000    Telecom Italia Mobile S.p.A.
                                                (Savings)                                 2,174,877        2,535,475    0.7

             Textile & Apparel        95,000   +Gucci Group N.V.                          2,090,000        3,277,500    0.9

                                                Total Investments in Italy                4,264,877        5,812,975    1.6


Netherlands  Business & Public        51,100   +Baan Company N.V.                         1,370,775        2,338,507    0.6
             Services

             Electrical &             67,000    Philips N.V.                              2,147,674        2,635,808    0.7
             Electronics

             Energy Equipment         90,000    IHC Caland N.V.                           1,977,215        2,712,451    0.7
             & Services

                                                Total Investments in the
                                                Netherlands                               5,495,664        7,686,766    2.0


Norway       Automobiles             210,000   +Sensonor A/S                              1,572,531        1,566,180    0.4

             Telecommunications       50,000    Nera A/S                                  1,402,769        1,601,507    0.4

                                                Total Investments in Norway               2,975,300        3,167,687    0.8


Spain        Banking                  20,000    Banco Popular Espanol S.A.                2,911,652        3,361,754    0.9

             Energy                   50,000    Repsol S.A.                               1,662,606        1,577,345    0.4

             Forest Products         106,500    Empresa Nacional de Celulosas S.A.        2,586,070        1,820,402    0.5
             & Paper

                                                Total Investments in Spain                7,160,328        6,759,501    1.8


Sweden       Automobiles              40,000    Autoliv AB                                2,142,137        2,366,323    0.6

             Forest Products/         60,000    Mo Och Domsjo AB 'B' Free                 2,957,303        3,000,595    0.8
             Paper Packaging

             Health &                 60,000    Astra AB 'B' Free                         1,096,951        2,204,705    0.6
             Personal Care

             Multi-Industry           79,000    Kinnevik AB 'B' Free                      2,666,338        2,240,383    0.6

                                                Total Investments in Sweden               8,862,729        9,812,006    2.6


Switzerland  Health &                    871    Roche Holdings AG                         4,203,474        6,582,536    1.8
             Personal Care

                                                Total Investments in
                                                Switzerland                               4,203,474        6,582,536    1.8


United       Banking                 240,574    National Westminster Bank PLC             1,894,259        2,461,246    0.6
Kingdom                              400,000    The Royal Bank of Scotland
                                                Group PLC                                 2,996,323        3,409,731    0.9
                                                                                       ------------     ------------  ------
                                                                                          4,890,582        5,870,977    1.5

             Broadcasting &          125,000    Carlton Communications PLC
             Publishing                         (Ordinary)                                1,292,970        1,870,914    0.5

             Business & Public       320,000    Chubb Security PLC                        1,625,989        1,576,924    0.4
             Services

             Electronics           1,000,000    Astec (BSR) PLC                           1,503,800        1,859,436    0.5

             Energy                  462,452    British Petroleum Co. PLC                 2,325,181        3,644,843    1.0

             Merchandising           700,000    House of Fraser PLC                       1,899,679        1,767,612    0.5
                                     500,000    Next PLC                                  1,731,357        3,412,792    0.9
                                                                                       ------------     ------------  ------
                                                                                          3,631,036        5,180,404    1.4

             Multi-Industry          461,811    BTR PLC                                   2,584,919        2,360,564    0.6
                                     287,980    Siebe PLC                                 2,503,289        3,327,471    0.9
                                                                                       ------------     ------------  ------

                                                                                          5,088,208        5,688,035    1.5
                                                Total Investments in the
                                                United Kingdom                           20,357,766       25,691,533    6.8


                                                Total Investments in Western
                                                Europe                                   84,533,350       97,300,095   25.9

                         MERRILL LYNCH GLOBAL HOLDINGS, INC., NOVEMBER 30, 1995


SCHEDULE OF INVESTMENTS (concluded)
(In US Dollars)

SHORT-TERM                                                                                                Value    Percent of
SECURITIES                       Face Amount            Investments                        Cost         (Note 1a)  Net Assets
United       Commercial          $10,232,000    Associates Corp. of North America,
States       Paper**                            5.88% due 12/01/1995                   $ 10,232,000     $ 10,232,000    2.7%

             US Government &      10,000,000    Federal Home Loan Bank, 5.60% due
             Agency                             12/04/1995                                9,995,333        9,995,333    2.7
             Obligations**

                                                Total Investments in Short-Term
                                                Securities                               20,227,333       20,227,333    5.4


             Total Investments                                                         $312,057,207      370,788,936   98.7
                                                                                       ------------
             Other Assets Less Liabilities                                                                 4,703,471    1.3
                                                                                                        ------------  ------
             Net Assets                                                                                 $375,492,407  100.0%
                                                                                                        ------------  ------




            *American Depositary Receipts (ADR).
           **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Company.
            +Non-income producing security.
           ++Restricted securities as to resale. The value of the Company's investment was approximately $3,720,000, representing 1.0% of net assets.

                                                Acquisition                     Value
             Issue                                  Date          Cost        (Note 1a)
             Total Access Communication
               (ADR)                             4/04/1995     $3,787,500     $3,720,000

             Total                                             $3,787,500     $3,720,000
                                                               ----------     ----------

             See Notes to Financial Statements.


FOR THE QUARTER ENDED NOVEMBER 30, 1995

 AT&T Corp.                        GT Chilean Growth Fund(ADR)(Rights)       *Pediatrix Medical Group
 Adidas AG                         General Instrument Corp.                   The Royal Bank of Scotland Group PLC
 Aracrum Celulose S.A. (ADR)       Gucci Group N.V.                           Singapore Press Holdings Limited
*Canadian National Railway         Jaya Real Property                        *Smith Micro Software Inc.
 Canon Inc.                        NEC Corporation                            Total Access Communication
 DDI Corp.                         P.T. Telekomunikasi (ADR)                 *Union Pacific Resources

 ASM Lithography Holdings N.V.     Hagemeyer N.V.                             Sinclair Broadcast Group, Inc.
 Anadarko Petroleum, Inc.          Heineken N.V.                             *Smith Micro Software Inc.
 The Asahi Bank, Ltd.              Heineken N.V. (New Shares)                 Suzuki Motor Corp.
 BASF AG (Ordinary)                Koninkiljke Nederlandsche Hoogovens        Television Broadcast, Ltd.
 The Bank of Tokyo, Ltd.             en Staalfabrieken N.V.                  *Union Pacific Resources
 Benefon OY                        Mercantile Bancorp, Inc.                   Volvo AB'A'
*Canadian National Railway         Newbridge Networks Corp.                   Wal-Mart Stores, Inc.
 Catena AB'A'                     *Pediatrix Medical Group                    Zurich Insurance AG
 Corning Inc.                      Rottneros Drugs AB Free
 General Motors Corp.              Sanyo Electric Co., Ltd.

*Added and deleted in the same quarter.

STATEMENT OF ASSETS AND LIABILITIES

                    As of November 30, 1995
Assets:             Investments, at value (identified cost--$312,057,207) (Note 1a) . .                     $370,788,936
                    Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          457,008
                    Receivables:
                      Securities sold . . . . . . . . . . . . . . . . . . . . . . . . .    $  3,866,643
                      Capital shares sold . . . . . . . . . . . . . . . . . . . . . . .       1,041,659
                      Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . .         596,491
                      Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              82        5,504,875
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)  . . . . . . .                           34,686
                                                                                                            ------------
                    Total assets  . . . . . . . . . . . . . . . . . . . . . . . . . . .                      376,785,505
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed . . . . . . . . . . . . . . . . . . . . .         602,407
                      Investment adviser (Note 2) . . . . . . . . . . . . . . . . . . .         302,683
                      Distributor (Note 2)  . . . . . . . . . . . . . . . . . . . . . .          36,657          941,747
                                                                                           ------------
                    Accrued expenses and other liabilities  . . . . . . . . . . . . . .                          351,351
                                                                                                            ------------
                    Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . .                        1,293,098
                                                                                                            ------------

Net Assets:         Net assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     $375,492,407
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:           shares authorized . . . . . . . . . . . . . . . . . . . . . . . .                     $  2,359,239
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                      shares authorized . . . . . . . . . . . . . . . . . . . . . . . .                          331,679
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                      shares authorized . . . . . . . . . . . . . . . . . . . . . . . .                            2,807
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                      shares authorized . . . . . . . . . . . . . . . . . . . . . . . .                           24,994
                    Paid-in capital in excess of par  . . . . . . . . . . . . . . . . .                      295,224,617
                    Accumulated investment loss--net  . . . . . . . . . . . . . . . . .                       (1,935,539)
                    Undistributed realized capital gains on investments and
                      foreign currency transactions--net  . . . . . . . . . . . . . . .                       20,757,888
                    Unrealized appreciation on investments and foreign
                      currency transactions--net  . . . . . . . . . . . . . . . . . . .                       58,726,722
                                                                                                            ------------
                    Net assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     $375,492,407
                                                                                                            ============

Net Asset           Class A--Based on net assets of $327,270,122 and
Value:                       23,592,389 shares outstanding  . . . . . . . . . . . . . .                     $      13.87
                                                                                                            ============
                    Class B--Based on net assets of $44,387,530 and
                             3,316,793 shares outstanding . . . . . . . . . . . . . . .                     $      13.38
                                                                                                            ============
                    Class C--Based on net assets of $375,660 and 28,069
                             shares outstanding . . . . . . . . . . . . . . . . . . . .                     $      13.38
                                                                                                            ============
                    Class D--Based on net assets of $3,459,095 and 249,936
                             shares outstanding . . . . . . . . . . . . . . . . . . . .                     $      13.84
                                                                                                            ============

              See Notes to Financial Statements.

                          Merrill Lynch Global Holdings, Inc., November 30, 1995
STATEMENT OF OPERATIONS

                    For the Year Ended November 30, 1995
Investment Income   Dividends (net of $462,990 foreign withholding tax) . . . . . . .                       $  5,389,750
(Notes 1d & 1e):    Interest and discount earned  . . . . . . . . . . . . . . . . . .                          1,812,889
                                                                                                            ------------
                    Total income  . . . . . . . . . . . . . . . . . . . . . . . . . .                          7,202,639
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2) . . . . . . . . . . . . . . . .      $  3,740,624
                    Transfer agent fees--Class A (Note 2) . . . . . . . . . . . . . .           785,911
                    Account maintenance and distribution fees--Class B (Note 2) . . .           453,009
                    Custodian fees  . . . . . . . . . . . . . . . . . . . . . . . . .           361,796
                    Printing and shareholder reports  . . . . . . . . . . . . . . . .           289,917
                    Accounting services (Note 2)  . . . . . . . . . . . . . . . . . .           171,044
                    Transfer agent fees--Class B (Note 2) . . . . . . . . . . . . . .           125,154
                    Professional fees . . . . . . . . . . . . . . . . . . . . . . . .           102,505
                    Directors' fees and expenses  . . . . . . . . . . . . . . . . . .            39,132
                    Registration fees (Note 1f) . . . . . . . . . . . . . . . . . . .            23,285
                    Pricing fees  . . . . . . . . . . . . . . . . . . . . . . . . . .             9,309
                    Account maintenance fees--Class D (Note 2)  . . . . . . . . . . .             7,980
                    Transfer agent fees--Class D (Note 2) . . . . . . . . . . . . . .             7,712
                    Account maintenance and distribution fees--Class C (Note 2) . . .             2,816
                    Transfer agent fees--Class C (Note 2) . . . . . . . . . . . . . .               799
                    Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            14,557
                                                                                           ------------
                    Total expenses  . . . . . . . . . . . . . . . . . . . . . . . . .                          6,135,550
                                                                                                            ------------
                    Investment income--net  . . . . . . . . . . . . . . . . . . . . .                          1,067,089
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net  . . . . . . . . . . . . . . . . . . . . . . .        20,848,259
(Loss) on             Foreign currency transactions--net  . . . . . . . . . . . . . .        (1,454,944)      19,393,315
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net  . . . . . . . . . . . . . . . . . . . . . . .        23,299,708
(Notes 1b, 1c,        Foreign currency transactions--net  . . . . . . . . . . . . . .         1,248,009       24,547,717
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments
                      and foreign currency transactions . . . . . . . . . . . . . . .                         43,941,032
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations  . . . . . .                       $ 45,008,121
                                                                                                            ============

              See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Year Ended
                                                                                                    November 30,
                                                                                           ------------------------------
                    Increase (Decrease) in Net Assets:                                        1995              1994
Operations:         Investment income--net ..........................................      $  1,067,089     $    347,222
                    Realized gain on investments and foreign currency
                    transactions--net ...............................................        19,393,315       15,268,249
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net ..........................        24,547,717       (7,131,023)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations ............        45,008,121        8,484,448
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A .......................................................          (177,010)        (292,787)
Shareholders          Class D .......................................................              (352)              --
(Note 1g):          Realized gain on investments--net:
                      Class A .......................................................       (13,259,833)     (15,976,086)
                      Class B .......................................................        (2,030,586)      (1,819,251)
                      Class C .......................................................            (7,459)              --
                      Class D .......................................................           (65,148)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders ...................................       (15,540,388)     (18,088,124)
                                                                                           ------------     ------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions ..............................................       (35,521,768)     100,706,623
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total increase (decrease) in net assets                                  (6,054,035)      91,102,947
                    Beginning of year................................................       381,546,442      290,443,495
                                                                                           ------------     ------------
                    End of year* ....................................................      $375,492,407     $381,546,442
                                                                                           ============     ============

                   *Undistributed (accumulated) investment income (loss)--net
                    (Note 1h) ......................................................       $ (2,025,871)    $    530,009
                                                                                           ============     ============



                    See Notes to Financial Statements.

                          MERRILL LYNCH GLOBAL HOLDINGS, INC., NOVEMBER 30, 1995
FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have                           Class A
                    been derived from information provided            --------------------------------------------------
                    in the financial statements.                                         For the Year
                                                                                      Ended November 30,
                                                                      --------------------------------------------------
                    Increase (Decrease) in Net Asset Value:             1995++     1994++    1993++    1992++     1991
Per Share           Net asset value, beginning of year ..........     $  12.82   $  13.07  $  11.78  $  10.95   $  10.48
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net ......................          .05        .03       .04       .10        .16
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net ......         1.52        .53      2.07      1.05        .53
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations ............         1.57        .56      2.11      1.15        .69
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net ....................         (.01)      (.01)       --      (.10)      (.21)
                      Realized gain on investments--net .........         (.51)      (.80)     (.82)     (.22)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions ...........         (.52)      (.81)     (.82)     (.32)      (.22)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year ................     $  13.87   $  12.82  $  13.07  $  11.78   $  10.95
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share ..........       12.92%      4.39%    19.16%    10.67%      6.77%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses ....................................        1.51%      1.44%     1.43%     1.49%      1.48%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Investment income (loss)--net ...............         .41%       .23%      .32%     (.19%)     1.31%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands) ......     $327,270   $330,132  $256,203  $166,947   $165,687
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover ..........................       44.64%     40.18%    56.98%    65.93%     63.94%
                                                                      ========   ========  ========  ========   ========


                    The following per share data and ratios have                           Class B
                    been derived from information provided             -------------------------------------------------
                    in the financial statements.                                         For the Year
                                                                                      Ended November 30,
                                                                      --------------------------------------------------
                    Increase (Decrease) in Net Asset Value:             1995++     1994++    1993++    1992++    1991
Per Share           Net asset value, beginning of year ..........     $  12.50   $  12.74  $  11.62  $  10.82   $  10.36
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net ...............         (.08)      (.10)     (.08)     (.03)       .04
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net ......         1.47        .52      2.02      1.05        .54
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations ............         1.39        .42      1.94      1.02        .58
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net ....................           --         --        --        --       (.11)
                      Realized gain on investments--net .........         (.51)      (.66)     (.82)     (.22)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions ...........         (.51)      (.66)     (.82)     (.22)      (.12)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year ................     $  13.38   $  12.50  $  12.74  $  11.62   $  10.82
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share . . . . . .      11.78%      3.32%    17.87%     9.58%      5.67%
Return:**                                                             ========   ========  ========  ========   ========



Ratios to           Expenses, excluding account maintenance
Average               and distribution fees  . . . . . . . . . . .       1.55%      1.48%     1.46%     1.52%      1.51%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses . . . . . . . . . . . . . . . . . . .       2.55%      2.48%     2.46%     2.52%      2.51%
                                                                      ========   ========  ========  ========   ========
                    Investment income (loss)--net  . . . . . . . .       (.63%)     (.80%)    (.72%)   (1.19%)      .25%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands) . . . .    $ 44,387   $ 49,647  $ 34,241  $ 22,925   $ 24,960
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover . . . . . . . . . . . . . .      44.64%     40.18%    56.98%    65.93%     63.94%
                                                                      ========   ========  ========  ========   ========




                                                                                    Class C                Class D
                                                                             ---------------------  ----------------------
                                                                                          For the                 For the
                    The following per share data and ratios have                          Period                  Period
                    been derived from information provided in                 For the     Oct. 21,    For the     Oct. 21,
                    the financial statements.                                Year Ended  1994+ to   Year Ended   1994+ to
                                                                              Nov. 30,    Nov. 30,   Nov. 30,     Nov. 30,
                    Increase (Decrease) in Net Asset Value:                     1995++     1994++      1995++     1994++
Per Share           Net asset value, beginning of period . . . . . . .        $  12.51   $  13.08    $  12.81   $  13.39
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income (loss)--net  . . . . . . . . . .            (.08)      (.02)        .02       (.01)
                    Realized and unrealized gain (loss) on investments
                      and foreign currency transactions--net . . . . .            1.46       (.55)       1.52       (.57)
                                                                              --------   --------    --------   --------
                    Total from investment operations . . . . . . . . .            1.38       (.57)       1.54       (.58)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net . . . . . . . . . . . . .              --         --        (.00)++++    --
                      Realized gain on investments--net  . . . . . . .            (.51)        --        (.51)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions  . . . . . . . .            (.51)        --        (.51)        --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period . . . . . . . . . .        $  13.38   $  12.51    $  13.84   $  12.81
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share . . . . . . . .          11.69%     (4.36%)++   12.73%     (4.33%)++
Return:**                                                                     ========   ========    ========   ========


Ratios to Average   Expenses, excluding account maintenance
Net Assets:           and distribution fees  . . . . . . . . . . . . .           1.55%      2.00%*      1.51%      1.98%*
                                                                              ========   ========    ========   ========
                    Expenses . . . . . . . . . . . . . . . . . . . . .           2.55%      3.00%*      1.76%      2.23%*
                                                                              ========   ========    ========   ========
                    Investment income (loss)--net  . . . . . . . . . .           (.63%)    (1.31%)*      .18%      (.67%)*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands) . . . . .        $    376   $    177    $  3,459   $  1,591
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover . . . . . . . . . . . . . . . .          44.64%     40.18%      44.64%     40.18%
                                                                              ========   ========    ========   ========



                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                   +Commencement of Operations.
                  ++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
                ++++Amount is less than $.01 per share.


                    See Notes to Financial Statements.

                          MERRILL LYNCH GLOBAL HOLDINGS, INC., NOVEMBER 30, 1995

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Global Holdings, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Company may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Company is authorized to write covered call options and purchase put options. When the Company writes an option, an amount equal to the premium received by the Company is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Company enters into a closing transaction), the Company realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--The Company is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Company's records. However, the effect on operations is recorded from the date the Company enters into such contracts. Premium or discount is amortized over the life of the contracts.

o Foreign currency options and futures--The Company may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company.

o Financial futures contracts--The Company may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securi-ties or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Company deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Company agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Company as unrealized gains or losses. When the contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Company is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Company are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $3,355,275 have been reclassified from undistributed net realized capital gains to accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS
WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

As compensation for its services to the Company, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company.

Certain states in which shares of the Company are qualified for sale impose limitations on the expenses of the Company. The most restrictive annual expense limitation requires that MLAM reimburse the Company to the extent that expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Company's first $30 million of average daily net assets, 2.0% of the Company's next $70 million of average daily net assets, and 1.5% of the daily net assets in excess thereof. MLAM's obligation to reimburse the Company is limited to the amount of the investment advisory fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Company pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



                                          Account      Distribution
                                      Maintenance Fee      Fee
Class B  . . . . . . . . . . . . . . .      0.25%          0.75%
Class C  . . . . . . . . . . . . . . .      0.25%          0.75%
Class D  . . . . . . . . . . . . . . .      0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Company. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1995, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Company's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S
Class A . . . . . . . . . . . . . .   $ 1,842       $ 17,301
Class D . . . . . . . . . . . . . .   $   881       $ 13,922

                         MERRILL LYNCH GLOBAL HOLDINGS, INC., NOVEMBER 30, 1995

NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended November 30, 1995, MLPF&S received contingent deferred sales charges of $89,423 and $97 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $38,165 in commissions on the execution of portfolio security transactions for the Company for the year ended November 30, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly owned subsidiary of ML & Co., acts as the Company's transfer agent.

Accounting services are provided to the Company by MLAM at cost.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1995 were $155,988,638 and $200,855,465, respectively.

Net realized and unrealized gains (losses) as of November 30, 1995 were as follows:


                                        Realized       Unrealized
                                     Gains (Losses)  Gains (Losses)
Long-term investments . . . . . .     $ 20,848,305   $ 58,731,729
Short-term investments  . . . . .              (46)            --
Foreign currency transactions . .       (1,454,944)        (5,007)
                                      ------------   ------------
Total                                 $ 19,393,315   $ 58,726,722
                                      ============   ============


As of November 30, 1995, net unrealized appreciation for Federal income tax purposes aggregated $58,621,728, of which $68,770,392 related to appreciated securities and $10,148,664 related to depreciated securities. The aggregate cost of investments at November 30, 1995 for Federal income tax purposes was $312,167,208.


4. Capital Stock Transactions:

Net increase (decrease) in net assets derived from capital share transactions was ($35,521,768) and $100,706,623 for the years ended November 30, 1995 and November 30, 1994, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                              Dollar
Ended November 30, 1995                    Shares        Amount
Shares sold . . . . . . . . . . .        6,594,967  $  84,361,655
Shares issued to shareholders in
reinvestment of dividends and
distributions . . . . . . . . . .          949,889     11,322,677
                                       -----------  -------------
Total issued                             7,544,856     95,684,332
Shares redeemed                         (9,701,811)  (124,736,786)
                                       -----------  -------------
Net decrease                            (2,156,955) $ (29,052,454)
                                       ===========  =============



Class A Shares for the Year                              Dollar
Ended November 30, 1994                    Shares        Amount
Shares sold . . . . . . . . . . .       11,383,578  $ 152,341,771
Shares issued to shareholders in
reinvestment of dividends and
distributions . . . . . . . . . .        1,160,533     14,703,952
                                       -----------  -------------
Total issued                            12,544,111    167,045,723
Shares redeemed                         (6,393,917)   (84,948,853)
                                       -----------  -------------
Net increase                             6,150,194  $  82,096,870
                                       ===========  =============



Class B Shares for the Year                              Dollar
Ended November 30, 1995                    Shares        Amount
Shares sold . . . . . . . . . . .          524,355  $   6,805,305
Shares issued to shareholders in
reinvestment of distributions . .          154,488      1,793,609
                                       -----------  -------------
Total issued  . . . . . . . . . .          678,843      8,598,914
Shares redeemed . . . . . . . . .       (1,292,140)   (15,830,273)
Automatic conversion of shares  .          (40,632)      (883,950)
                                       -----------  -------------
Net decrease  . . . . . . . . . .         (653,929) $  (8,115,309)
                                       ===========  =============

Class B Shares for the Year                         Dollar
Ended November 30, 1994               Shares        Amount
Shares sold . . . . . . . . . . .   2,992,769  $  39,141,551
Shares issued to shareholders in
reinvestment of distributions . .     131,099      1,636,117
                                  -----------  -------------
Total issued  . . . . . . . . . .   3,123,868     40,777,668
Shares redeemed . . . . . . . . .  (1,737,178)   (22,670,466)
Automatic conversion of shares. .    (102,695)    (1,309,366)
                                  -----------  -------------
Net increase  . . . . . . . . . .   1,283,995  $  16,797,836
                                  -----------  -------------



Class C Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount
Shares sold . . . . . . . . . . .      21,916  $     274,811
Shares issued to shareholders in
reinvestment of distributions . .         445          5,171
                                  -----------  -------------
Total issued  . . . . . . . . . .      22,361        279,982
Shares redeemed . . . . . . . . .      (8,437)      (106,151)
                                  -----------  -------------
Net increase  . . . . . . . . . .      13,924  $     173,831
                                  -----------  -------------



Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to Nov. 30, 1994      Shares        Amount
Shares sold . . . . . . . . . . .      16,968  $     221,416
Shares redeemed . . . . . . . . .      (2,823)       (36,788)
                                  -----------  -------------
Net increase  . . . . . . . . . .      14,145  $     184,628
                                  -----------  -------------


+Commencement of Operations.



Class D Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount
Shares sold . . . . . . . . . . .     705,152  $   8,594,947
Shares issued to shareholders in
reinvestment of dividends and
distributions . . . . . . . . . .       4,931         58,733
Automatic conversion of shares. .      70,176        883,950
                                  -----------  -------------
Total issued  . . . . . . . . . .     780,259      9,537,630
Shares redeemed . . . . . . . . .    (654,458)    (8,065,466)
                                  -----------  -------------
Net increase  . . . . . . . . . .     125,801  $   1,472,164
                                  -----------  -------------



Class D Shares for the Period                       Dollar
Oct. 21, 1994+ to Nov. 30, 1994       Shares        Amount
Shares sold . . . . . . . . . . .      24,298  $     323,555
Automatic conversion of shares. .     100,258      1,309,366
                                  -----------  -------------
Total issued  . . . . . . . . . .     124,556      1,632,921
Shares redeemed . . . . . . . . .        (421)        (5,632)
                                  -----------  -------------
Net increase  . . . . . . . . . .     124,135  $   1,627,289
                                  -----------  -------------


+Commencement of Operations.


5. COMMITMENTS:

On November 30, 1995, the Company had entered into foreign exchange contracts under which it had agreed to sell various foreign currencies with an approximate value of $2,097,283.

6. SUBSEQUENT EVENT:

On December 15, 1995, the Board of Directors declared an ordinary income dividend in the amount of $0.163701 per share for each of the four classes and a long-term capital gains distribution in the amount of $0.583582 per share for each of the four classes, payable on December 22, 1995 to shareholders of record as of December 14, 1995.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

------

                               TABLE OF CONTENTS


                                     PAGE
                                     ----
Investment Objective and
  Policies.........................    2
  Hedging Techniques...............    3
  Investment Restrictions..........    7
Management of the Company..........   10
  Directors and Officers...........   10
  Compensation of Directors........   12
  Advisory and Management
     Arrangements..................   12
Purchase of Shares.................   14
  Initial Sales Charge
     Alternatives -- Class A and
     Class D Shares................   15
  Reduced Initial Sales Charges....   17
  Employer-Sponsored Retirement or
     Savings Plans and Certain
     Other Arrangements............   20
  Distribution Plans...............   20
  Limitations on the Payment of
     Deferred Sales Charges........   20
Redemption of Shares...............   22
  Deferred Sales Charges -- Class B
     and Class C Shares............   22
Portfolio Transactions and
  Brokerage........................   23
Determination of Net Asset Value...   25
Shareholder Services...............   26
  Investment Account...............   26
  Automatic Investment Plans.......   27
  Automatic Reinvestment of
     Dividends and Capital Gains
     Distributions.................   27
  Systematic Withdrawal Plans --
     Class A and Class D Shares....   28
  Exchange Privilege...............   29
Taxes..............................   43
  Tax Treatment of Options, Futures
     and Forward Foreign Exchange
     Transactions..................   45
  Special Rules for Certain Foreign
     Currency Transactions.........   45
Performance Data...................   46
General Information................   49
  Description of Shares............   49
  Computation of Offering Price Per
     Share.........................   51
  Independent Auditors.............   51
  Custodian........................   51
  Transfer Agent...................   51
  Legal Counsel....................   52
  Reports to Shareholders..........   52
  Additional Information...........   52
Independent Auditors' Report.......   53
Financial Statements...............   54
Code # 10245-0396


    STATEMENT OF
    ADDITIONAL
    INFORMATION


    March 29, 1996


    Distributor:
    Merrill Lynch
    Funds Distributor, Inc.

YZa(LOGO)
MERRILL LYNCH
GLOBAL HOLDINGS, INC.

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL


        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.


DESCRIPTION OF OMITTED                              LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                                    OR IMAGE IN TEXT
----------------------                              -------------------
Compass plate, circular                             Back cover of Prospectus and
graph paper and Merrill Lynch                       back cover of Statement of
logo including stylized market                      Additional Information
bull.

                           PART C.  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS:

     Contained in Part A:


        Financial Highlights for each of the periods in the ten-year period ended November 30, 1995.


     Contained in Part B:


        Schedule of Investments, as of November 30, 1995.



        Statement of Assets and Liabilities, as of November 30, 1995.



        Statement of Operations for the year ended November 30, 1995.



        Statements of Changes in Net Assets for the years ended November 30, 1995 and 1994.



        Financial Highlights for each of the years in the five-year period ended November 30, 1995.


(B) EXHIBITS:


EXHIBIT
NUMBER                                           DESCRIPTION
------        ----------------------------------------------------------------------------------
   1(a)    -- Articles of Incorporation of Registrant, as amended.(e)
    (b)    -- Articles of Amendment to Articles of Incorporation of Registrant.(e)
    (c)    -- Articles of Amendment to Articles of Incorporation of the Registrant.(e)
    (d)    -- Articles Supplementary to Articles of Incorporation of the Registrant.(e)
   2       -- By-Laws of Registrant.(e)
   3       -- None.
   4       -- Copies of instruments defining the rights of shareholders, including the relevant portions of the Articles of Incorporation, as amended, and By-Laws of
              Registrant.(a)
   5(a)    -- Investment Advisory Agreement between Registrant and Merrill Lynch Asset
              Management, Inc.(e)
    (b)    -- Supplement to Investment Advisory Agreement between Registrant and Merrill Lynch
              Asset Management, L.P., dated January 3, 1994.(b)
   6(a)    -- Class A Distribution Agreement between Registrant and Merrill Lynch Funds
              Distributor, Inc.(e)
    (b)    -- Class B Distribution Agreement between Registrant and Merrill Lynch Funds
              Distributor, Inc.(e)
    (c)    -- Letter Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc.
              with respect to the Merrill Lynch Mutual Fund Adviser Program.(b)
    (d)    -- Class C Shares Distribution Agreement between Registrant and Merrill Lynch Funds
              Distributor, Inc.(e)
    (e)    -- Class D Shares Distribution Agreement between Registrant and Merrill Lynch Funds
              Distributor, Inc.(e)
   7       -- None.
   8       -- Custody Agreement between Registrant and The Chase Manhattan Bank, N.A.(e)
   9       -- Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency
              Agreement between Registrant and Merrill Lynch Financial Data Service, Inc. (now
              known as Merrill Lynch Financial Data Services, Inc.)(e)
  10       -- Opinion of Brown & Wood, counsel for the Registrant.
  11       -- Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
  12       -- None.
  13       -- Certificate of Merrill Lynch Asset Management, Inc.(e)
  14       -- None.

EXHIBIT
NUMBER                                           DESCRIPTION
------                                           -----------
  15(a)    -- Amended and Restated Class B Distribution Plan of the Registrant and Distribution
              Plan Sub- Agreement.(b)
    (b)    -- Class C Shares Distribution Plan and Class C Shares Distribution Plan
              Sub-Agreement of the Registrant.(e)
    (c)    -- Class D Shares Distribution Plan and Class D Shares Distribution Plan
              Sub-Agreement of the Registrant.(e)
  16(a)    -- Schedule for computation of each performance quotation for Class A shares provided in the Registration Statement in response to Item 22.(e)
    (b)    -- Schedule for computation of each performance quotation for Class B shares provided in the Registration Statement in response to Item 22.(e)
    (c)    -- Schedule for computation of each performance quotation for Class C shares provided in the Registration Statement in response to Item 22.(e)
    (d)    -- Schedule for computation of each performance quotation for Class D shares provided in the Registration Statement in response to Item 22.(e)
  17(a)    -- Financial Data Schedule for the Year Ended November 30, 1995, relating to Class A
              Shares.
    (b)    -- Financial Data Schedule for the Year Ended November 30, 1995, relating to Class B
              Shares.
    (c)    -- Financial Data Schedule for the Year Ended November 30, 1995, relating to Class C
              Shares.
    (d)    -- Financial Data Schedule for the Year Ended November 30, 1995, relating to Class D
              Shares.
  18       -- Merrill Lynch Select Pricing(SM) System Plan Pursuant to Rule 18f-3.(f)

[/R]

---------------

(a) Reference is made to Article III (Sections 3 and 4), Article VI (Sections 2, 3 and 5), Article VII, Article VIII and Article X of the Registrant's Articles of Incorporation, as amended, filed as Exhibit(1)(a) to the Registrant's Registration Statement; amended and restated Article V contained in the Articles of Amendment filed as Exhibit (1)(b) to the Registrant's Registration Statement; the Articles of Amendment filed as
    Exhibit 1(c) to the Registration Statement; the Articles Supplementary filed as Exhibit 1(d) to the Registration Statement; and Article II, Article III (Sections 1, 2, 3, 5, 6 and 17), Article V (Section 7), Article VI, Article VII, Article XII, Article XIII, and Article XIV of the Registrant's By-Laws filed as Exhibit (2) to the Registrant's Registration Statement.


(b) Filed on March 30, 1994 as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Registration Statement under the Securities Act of 1933.

(c) Filed on October 17, 1994, as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Registration Statement under the Securities Act of 1933.

(d) Refiled pursuant to the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) phase-in requirements.


(e) Filed on March 28, 1995, as an Exhibit to Post-Effective Amendment No. 14 to Registrant's Registration Statement under the Securities Act of 1933.



(f) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust, filed on January 25, 1996.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The Registrant is not controlled by or under common control with any other person.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


                                                                                   NUMBER OF
                                                                                   HOLDERS AT
                               TITLE OF CLASS                                  FEBRUARY 29, 1996*
                               --------------                                  ------------------
Shares of Class A Common Stock, par value $0.10 per share....................        31,666
Shares of Class B Common Stock, par value $0.10 per share....................         4,615
Shares of Class C Common Stock, par value $0.10 per share....................           102
Shares of Class D Common Stock, par value $0.10 per share....................           402


---------------

* Note: The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.


ITEM 27.  INDEMNIFICATION.

     Reference is made to Article VI of Registrant's Articles of Incorporation,
Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreements.

     Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

     In Section 9 of the Class A, Class B, Class C, and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.


     Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER



     (a) Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser"), acts as investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc. and for the following closed-end companies:
Convertible Holdings Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.



     Fund Asset Management, L.P. ("FAM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Emerging Tigers Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured

Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Senior High Income Portfolio II, Inc., Senior Strategic Income Fund, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, Inc. and Worldwide DollarVest Fund, Inc.



     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser, FAM and Princeton Services, Inc. ("Princeton Services") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32240-6484.



     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since December 1, 1993, for his or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the first two paragraphs of this
Item 28, and Messrs. Giordano, Harvey, Hewitt, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.



                              POSITION(S) WITH THE          OTHER SUBSTANTIAL BUSINESS,
NAME                           INVESTMENT ADVISER        PROFESSION, VOCATION OR EMPLOYMENT
----                         ----------------------  ------------------------------------------
ML & Co. ..................  Limited Partner         Financial Services Holding Company;
                                                       Limited Partner of FAM
Princeton Services.........  General Partner         General Partner of FAM
Arthur Zeikel..............  President               President of FAM; President and Director
                                                     of Princeton Services; Director of Merrill
                                                       Lynch Funds Distributor, Inc. ("MLFD"),
                                                       Executive Vice President of ML & Co.
Terry K. Glenn.............  Executive Vice          Executive Vice President of FAM; Executive
                             President                 Vice President and Director of Princeton
                                                       Services; President and Director of
                                                       MLFD; Director of MLFDS; President of
                                                       Princeton Administrators, L.P.
Vincent R. Giordano........  Senior Vice President   Senior Vice President of FAM
Elizabeth Griffin..........  Senior Vice President   Senior Vice President of FAM; Senior Vice
                                                       President of Princeton Services
Norman R. Harvey...........  Senior Vice President   Senior Vice President of FAM; Senior Vice
                                                       President of Princeton Services
N. John Hewitt.............  Senior Vice President   Senior Vice President of FAM; Senior Vice
                                                       President of Princeton Services

                              POSITION(S) WITH THE          OTHER SUBSTANTIAL BUSINESS,
           NAME                INVESTMENT ADVISER        PROFESSION, VOCATION OR EMPLOYMENT
---------------------------  ----------------------  ------------------------------------------
Philip L. Kirstein.........  Senior Vice President,  Senior Vice President, General Counsel and
                               General Counsel and     Secretary of FAM; Senior Vice President,
                               Secretary               General Counsel, Director and Secretary
                                                       of Princeton Services; Director of MLFD
Ronald M. Kloss............  Senior Vice President   Senior Vice President and Controller of
                               and Controller        FAM; Senior Vice President and Controller
                                                       of Princeton Services
Stephen M.M. Miller........  Senior Vice President   Executive Vice President of Princeton
                                                       Administrators, L.P.
Joseph T. Monagle, Jr. ....  Senior Vice President   Senior Vice President of FAM; Senior Vice
                                                       President of Princeton Services
Gerald M. Richard..........  Senior Vice President   Senior Vice President and Treasurer of
                               and Treasurer         FAM; Senior Vice President and Treasurer
                                                       of Princeton Services; Vice President
                                                       and Treasurer of MLFD
Richard L. Reller..........  Senior Vice President   Senior Vice President of FAM; Senior Vice
                                                       President of Princeton Services
Ronald L. Welburn..........  Senior Vice President   Senior Vice President of FAM; Senior Vice
                                                       President of Princeton Services
Anthony Wiseman............  Senior Vice President   Senior Vice President of Princeton
                                                     Services



ITEM 29.  PRINCIPAL UNDERWRITERS.



     (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., and Merrill Lynch Senior Floating Rate Fund, Inc.



     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas and Wasel is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646.


                                                   (2)                                 (3)
              (1)                       POSITION(S) AND OFFICE(S)           POSITION(S) AND OFFICE(S)
             NAME                               WITH MLFD                        WITH REGISTRANT
-------------------------------  ---------------------------------------    -------------------------
Terry K. Glenn.................  President and Director                     Executive Vice President
Arthur Zeikel..................  Director                                   President and Director
Philip L. Kirstein.............  Director                                   None


William E. Aldrich.............  Senior Vice President                      None
Kevin P. Boman.................  Vice President                             None
Robert W. Crook................  Senior Vice President                      None
Michael J. Brady...............  Vice President                             None
William M. Breen...............  Vice President                             None
Sharon Creveling...............  Vice President and Assistant Treasurer     None
Mark A. DeSario................  Vice President                             None
James T. Fatseas...............  Vice President                             None

                                                   (2)                                 (3)
              (1)                       POSITION(S) AND OFFICE(S)           POSITION(S) AND OFFICE(S)
             NAME                               WITH MLFD                        WITH REGISTRANT
             ----                       -------------------------           -------------------------
Michelle T. Lau................  Vice President                             None
Debra W. Landsman-Yaros........  Vice President                             None
Gerald M. Richard..............  Vice President and Treasurer               Treasurer
Salvatore Venezia..............  Vice President                             None
William Wasel..................  Vice President                             None
Robert Harris..................  Secretary                                  Secretary

     (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


ITEM 31.  MANAGEMENT SERVICES.

     Other than as set forth under the caption "Management of the Company -- Advisory and Management Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Company -- Advisory and Management Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management related service contract.

ITEM 32.  UNDERTAKINGS.

     (a) Not applicable.

     (b) Not applicable.

     (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 28th day of March 1996.


                                          MERRILL LYNCH GLOBAL HOLDINGS, INC.
                                                  (Registrant)


                                          By         /s/  TERRY K. GLENN



                                            ------------------------------------
                                              (TERRY K. GLENN, EXECUTIVE VICE
                                                         PRESIDENT)


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


             SIGNATURE                                  TITLE                        DATE
-----------------------------------    ---------------------------------------  ---------------
          ARTHUR ZEIKEL*               President and Director (Principal
-----------------------------------      Executive Officer)
          (ARTHUR ZEIKEL)
        GERALD M. RICHARD*             Treasurer (Principal Financial and
-----------------------------------      Accounting Officer)
        (GERALD M. RICHARD)
           DONALD CECIL*               Director
-----------------------------------
          (DONALD CECIL)
         EDWARD H. MEYER*              Director
-----------------------------------
         (EDWARD H. MEYER)
        CHARLES C. REILLY*             Director
-----------------------------------
        (CHARLES C. REILLY)
         RICHARD R. WEST*              Director
-----------------------------------
         (RICHARD R. WEST)
        EDWARD D. ZINBARG*             Director
-----------------------------------
        (EDWARD D. ZINBARG)
     *By   /s/  TERRY K. GLENN                                                  March 28, 1996
-----------------------------------
(TERRY K. GLENN, ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                       DESCRIPTION
------        --------------------------------------------------------------------------
  10       -- Opinion of Brown & Wood, counsel for the Registrant.
  11       -- Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
  17(a)    -- Financial Data Schedule for the Year Ended November 30, 1995, relating to
              Class A Shares.
    (b)    -- Financial Data Schedule for the Year Ended November 30, 1995, relating to
              Class B Shares.
    (c)    -- Financial Data Schedule for the Year Ended November 30, 1995, relating to
              Class C Shares.
    (d)    -- Financial Data Schedule for the Year Ended November 30, 1995, relating to
              Class D Shares.